UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23285

Name of Fund:	BlackRock Multi-Sector Opportunities Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Opportunities Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Investment Objective

BlackRock Multi-Sector Opportunities Trust’s (MSO) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018

Termination Date(a)	February 22, 2024

Current Quarterly Distribution per Common Share(b)	$1.5210

Current Annualized Distribution per Common Share(b)	$6.0840

Leverage as of December 31, 2022(c)	1%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Net Asset Value	$ 66.67	$ 84.34	(20.95)%	$84.34	$65.67

GROWTH OF $10,000 INVESTMENT

MSO commenced operations on February 23, 2018.

(a)	Represents the Trust’s NAV and reflects the reinvestment of dividends and/or distributions at NAV on the payable date.
(b)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

T R U S T S U M M A R Y	5

Trust Summary as of December 31, 2022 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	Since Inception	(a)
Trust at NAV(b)	(13.82)%	(0.43)%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	(11.18)	2.48

(a)	MSO commenced operations on February 23, 2018.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The detractors from performance over the period were the Trust’s exposures to emerging market debt, securitized assets including collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”), European corporate credit, U.S. high yield corporate bonds and U.S. investment grade corporate bonds. The Trust’s positioning with respect to duration and corresponding interest rate sensitivity also detracted from performance as Treasury yields moved higher over the period.

The Trust’s allocation to private assets contributed to performance over the period.

Describe recent portfolio activity.

The Trust was positioned defensively over the period as the market has been dealing with persistent inflation and heightened volatility. The Trust held core allocations in U.S. high yield corporate bonds, emerging market debt, structured products including CLOs, CMBS and non-agency residential mortgage-backed securities (“MBS”), European corporate credit, agency MBS and U.S. investment grade corporate bonds. The Trust added to its agency MBS allocation based on attractive spreads and the outlook for declining interest rate volatility. The Trust added to risk within its emerging market debt allocation while actively managing concerns around tighter central bank policies, weakening growth, and reduced liquidity. The Trust remained cautious with respect to U.S. high yield corporate exposure and trimmed exposure to CMBS.

The Trust used Treasury futures during the period to hedge duration and yield curve exposure. The use of derivatives marginally contributed to performance.

Describe portfolio positioning at period end.

As of December 31, 2022, the Trust’s portfolio had an effective duration of 1.91 years and approximately 1% leverage, with a nominal yield of 9.19%. The Trust maintained a diversified exposure within spread sectors, including emerging markets, high yield corporate bonds, and securitized assets. Private assets comprised approximately 6% of total portfolio assets. The Trust continues to seek opportunities to harvest the illiquidity premium and enhance yield by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/22

Corporate Bonds	43.4%

Asset-Backed Securities	15.5

Floating Rate Loan Interests	9.0

Non-Agency Mortgage-Backed Securities	7.9

Foreign Agency Obligations	7.4

U.S. Government Sponsored Agency Securities	6.7

Preferred Securities	4.8

Short-Term Securities	4.0

Other*	1.3

CREDITQUALITY ALLOCATION

Credit Rating(a)(b)	12/31/22

AAA/Aaa(c)	7.0%

A	3.5

BBB/Baa	15.9

BB/Ba	34.8

B	17.1

CCC/Caa	4.4

CC	0.1

C	—	(d)

N/R	17.2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(d)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Investment Objective

BlackRock Multi-Sector Opportunities Trust II’s (MSO2) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P Global Ratings or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019

Termination Date(a)	February 28, 2025

Current Quarterly Distribution per Common Share(b)	$1.5780

Current Annualized Distribution per Common Share(b)	$6.3120

Leverage as of December 31, 2022(c)	15%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Net Asset Value	$69.62	$87.63	(20.55)%	$87.63	$67.53

GROWTH OF$10,000 INVESTMENT

MSO2 commenced operations on April 16, 2019.

(a)	Represents the Trust’s NAV and reflects the reinvestment of dividends and/or distributions at NAV on the payable date.
(b)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception(a)
Trust at NAV(b)	(13.37)%	(2.00)%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	(11.18)	1.43

(a)	MSO2 commenced operations on April 16, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The detractors from performance over the period were the Trust’s exposures to emerging market debt, securitized assets including collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”), European corporate credit, U.S. high yield corporate bonds and U.S. investment grade corporate bonds. The Trust’s positioning with respect to duration and corresponding interest rate sensitivity also detracted from performance as Treasury yields moved higher over the period.

The Trust’s allocation to private assets contributed to performance over the period.

Describe recent portfolio activity.

The Trust was positioned defensively over the period as the market has been dealing with persistent inflation and heightened volatility. The Trust held core allocations in U.S. high yield corporate bonds, emerging market debt, structured products including CLOs, CMBS and non-agency residential mortgage-backed securities (“MBS”), European corporate credit, agency MBS and U.S. investment grade corporate bonds. The Trust added to its agency MBS allocation based on attractive spreads and the outlook for declining interest rate volatility. The Trust added to risk within its emerging market debt allocation while actively managing concerns around tighter central bank policies, weakening growth, and reduced liquidity. The Trust remained cautious with respect to U.S. high yield corporate exposure and trimmed exposure to CMBS.

The Trust used Treasury futures during the period to hedge duration and yield curve exposure. The use of derivatives marginally contributed to performance. The Trust’s cash position did not materially impact performance.

Describe portfolio positioning at period end.

As of December 31, 2022, the Trust’s portfolio had an effective duration of 2.28 years and approximately 15% leverage, with a nominal yield of 9.73%. The Trust maintained a diversified exposure within spread sectors, including emerging markets, high yield corporate bonds, and securitized assets. Private assets comprised approximately 4.7% of total portfolio assets. The Trust continues to seek opportunities to harvest the illiquidity premium and enhance yield by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2022 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/22
Corporate Bonds	39.6%
Asset-Backed Securities	20.1
Non-Agency Mortgage-Backed Securities	12.2
Foreign Agency Obligations	7.4
Short-Term Securities	5.7
Floating Rate Loan Interests	5.3
U.S. Government Sponsored Agency Securities	5.0
Preferred Securities	4.2
Other*	0.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	12/31/22
AAA/Aaa(c)	5.9%
A	3.4
BBB/Baa	18.7
BB/Ba	33.4
B	15.3
CCC/Caa	2.5
CC	1.5
C	2.5
N/R	16.8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Ajax Mortgage Loan Trust(a)
Series 2018-A, Class B, 0.00%, 04/25/58(b)	USD	13	$12,503
Series 2018-B, Class B, 0.00%, 02/26/57		31	27,024
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 9.48%, 01/15/30(a)(c)		1,000	908,299
Anchorage Capital CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 10.74%, 10/13/30(a)(c)		3,050	2,719,233
Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR US + 5.70%), 9.94%, 04/20/31(a)(c)		1,000	860,642
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 8.33%, 10/15/28(a)(c)		500	472,583
Ares LI CLO Ltd., Series 2019-51A, Class ER, (3 mo. LIBOR US + 6.85%), 10.93%, 07/15/34(a)(c)		700	618,901
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 7.23%, 07/15/34(a)(c)		1,000	921,007
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 10.23%, 10/15/30(a)(c)		1,450	1,172,964
BankAmerica Manufactured Housing Contract Trust,
Series 1997-2, Class B1, 7.07%, 02/10/22(c)		2,300	692,373
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.75%), 9.99%, 04/20/31(a)(c)		1,500	1,237,828
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 6.73%, 01/17/28(a)(c)		250	241,299
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 7.44%, 04/20/32(a)(c)		250	235,016
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 10.68%, 07/20/32(a)(c)		2,200	1,905,110
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (3 mo. LIBOR US + 5.35%), 9.59%, 04/20/31(a)(c)		2,000	1,767,123
Cedar Funding XIV CLO Ltd.(a)(c)
Series 2021-14A, Class D, (3 mo. LIBOR US + 3.25%), 7.33%, 07/15/33		1,000	929,242
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 10.42%, 07/15/33		750	679,040
Series 2021-14A, Class SUB, 0.00%, 07/15/33		750	404,175
Deer Creek CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.35%), 10.59%, 10/20/30(a)(c)		1,000	867,534
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 11.04%, 04/20/34(a)(c)		250	229,945
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	210	141,018
Generate CLO 2 Ltd., Series 2A, Class ER, (3 mo. LIBOR US + 5.65%), 9.97%, 01/22/31(a)(c)	USD	500	425,714
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 7.03%, 10/15/30(a)(c)		550	513,578
Goldentree Loan Management U.S. CLO 2 Ltd., Series 2017-2A, Class E, (3 mo. LIBOR US + 4.70%), 8.94%, 11/28/30(a)(c)		1,500	1,279,591
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 10.07%, 10/29/29(a)(c)		500	451,047
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 04/15/33(a)(c)		250	216,740
JP Morgan Mortgage Acquisition Corp., Series 2006- FRE2, Class M2, (1 mo. LIBOR US + 0.54%), 4.93%, 02/25/36(c)		2,787	2,360,061

Security		Par (000)	Value

Asset-Backed Securities (continued)
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(a)	USD	315	$267,547
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 9.03%, 04/15/29(a)(c)		1,250	1,128,866
Series 2018-30X, Class E, 9.03%, 04/15/29		250	225,773
Mariner Finance Issuance Trust, Series 2020-AA, Class D, 5.75%, 08/21/34(a)		250	214,477
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(a)(d)		228	191,535
Oceana Australian Fixed Income Trust, A Note Upsize, 8.00%, 09/28/23(d)	AUD	1,210	811,471
OCP CLO Ltd.(a)(c)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 7.32%, 04/24/29	USD	600	571,746
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 10.26%, 04/10/33		250	218,965
Series 2019-17A, Class ER, (3 mo. LIBOR US + 6.50%), 10.74%, 07/20/32		1,000	872,989
Palmer Square CLO Ltd.(a)(c)
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 6.99%, 07/20/30		250	230,260
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 9.68%, 07/16/ 31		1,500	1,343,652
Rad CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 11.77%, 01/20/33(a)(c)		500	457,429
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.00%, 11/20/30(a)		700	645,420
Rockford Tower CLO Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 6.89%, 10/20/30(a)(c)		970	888,909
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 11.30%, 04/30/32(a)(c)		250	222,876
Strata CLO I Ltd.(a)(c)
Series 2018-1A, Class E, (3 mo. LIBOR US + 7.08%), 11.16%, 01/15/31		500	440,784
Series 2018-1A, Class USUB, 0.00%, 01/15/2118		1,750	648,137
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 11.13%, 04/15/33(a)(c)		500	446,875
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3 mo. LIBOR US + 6.25%), 10.33%, 07/15/34(a)(c)		725	631,879
Trestles CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 10.11%, 07/25/31(a)(c)		1,900	1,587,058
York CLO 1 Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.01%), 7.33%, 10/22/29(a)(c)		250	237,110

Total Asset-Backed Securities — 16.1% (Cost: $41,177,572)			34,573,348

		Shares

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		4,000	29,160

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Shares	Value

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(e)		3,435	$142,896
Carlson Travel, Inc.		5,800	35,380

			178,276

Oil, Gas & Consumable Fuels — 0.4%
California Resources Corp.		19,725	858,235

Total Common Stocks — 0.5% (Cost: $1,311,347)			1,065,671

		Par (000)

Corporate Bonds

Aerospace & Defense — 1.0%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(a)	USD	291	289,963
Rolls-Royce PLC, 1.63%, 05/09/28(f)	EUR	100	84,432
TransDigm, Inc. 6.25%, 03/15/26(a)	USD	1,505	1,484,216
6.38%, 06/15/26		348	338,588

			2,197,199

Airlines — 0.6%
Air France-KLM, 3.88%, 07/01/26(f)	EUR	100	95,780
Allegiant Travel Co., 7.25%, 08/15/27(a)	USD	56	53,265
Avianca Midco 2 PLC, 9.00%, 12/01/28(a)		615	448,715
Azul Investments LLP, 7.25%, 06/15/26(a)		220	134,791
Deutsche Lufthansa AG, 2.88%, 05/16/27(f)	EUR	100	92,861
Gol Finance SA(a) 7.00%, 01/31/25	USD	500	217,594
8.00%, 06/30/26		200	118,100
International Consolidated Airlines Group SA, 2.75%, 03/25/25(f)	EUR	100	97,445

			1,258,551

Auto Components — 0.5%
Aptiv PLC, 3.10%, 12/01/51	USD	273	161,339
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 05/15/26(a)		71	69,403
Dana, Inc., 5.63%, 06/15/28		175	159,191
Faurecia SE(f) 3.13%, 06/15/26	EUR	100	94,537
2.75%, 02/15/27		100	90,068
IHO Verwaltungs GmbH, (4.50% PIK), 3.75%, 09/15/26(f)(g)		113	104,843
ZF Finance GmbH(f) 3.00%, 09/21/25		100	98,349
3.75%, 09/21/28		300	269,196

			1,046,926

Automobiles — 0.4%
Constellation Automotive Financing PLC, 4.88%, 07/15/27(f)	GBP	100	78,789
Ford Motor Co., 6.10%, 08/19/32	USD	197	181,901
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		612	603,952
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(f)	EUR	100	80,837

			945,479

Banks — 1.1%
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%	USD	200	189,350
BBK BSC, 5.50%, 07/09/24(f)		279	272,252
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(c)(f)(h)	EUR	400	397,171

Security		Par (000)	Value

Banks (continued)
Freedom Mortgage Corp., 8.25%, 04/15/25(a)	USD	357	$321,113
Grupo Aval Ltd., 4.38%, 02/04/30(a)		780	630,240
Intesa Sanpaolo SpA, (5 year EUR Swap + 6.09%), 5.88%(c)(f)(h)	EUR	250	214,887
NBK Tier 1 Ltd., (6 year CMT + 2.88%), 3.63%(a)(c)(h)	USD	341	296,841

			2,321,854

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		145	136,944
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(a)		493	418,777
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27(f)	GBP	190	157,655
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)	USD	1,092	1,061,803
OI European Group BV, 2.88%, 02/15/25(f)	EUR	260	267,184
Trivium Packaging Finance BV, 5.50%, 08/15/26(a)	USD	446	408,953

			2,451,316

Biotechnology — 0.3%
Amgen, Inc.
3.00%, 01/15/52		390	248,912
2.77%, 09/01/53		218	131,204
Gilead Sciences, Inc.,
2.60%, 10/01/40		355	247,680

			627,796

Building Materials — 0.2%
Cemex SAB de CV, 3.13%, 03/19/26(f)	EUR	300	307,346
Standard Industries, Inc., 4.75%, 01/15/28(a)	USD	46	41,395

			348,741

Building Products — 0.3%
Home Depot, Inc.
2.75%, 09/15/51		335	218,883
3.63%, 04/15/52		107	82,595
Lowe’s Cos., Inc.
3.00%, 10/15/50		413	262,726
4.25%, 04/01/52		100	79,280
SRS Distribution, Inc.,
4.63%, 07/01/28(a)		29	25,708

			669,192

Capital Markets — 0.5%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		400	329,250
Sherwood Financing PLC(f)
4.50%, 11/15/26	EUR	100	86,037
6.00%, 11/15/26	GBP	156	145,219
SURA Asset Management SA, 4.88%, 04/17/24(f)	USD	417	413,873

			974,379

Chemicals — 1.5%
Alpek SAB de CV, 3.25%, 02/25/31(a)		324	269,183
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(f)	EUR	100	102,316
Braskem Idesa SAPI, 6.99%, 02/20/32(a)	USD	300	213,750
Chemours Co., 4.00%, 05/15/26	EUR	100	95,554
Equate Petrochemical BV
4.25%, 11/03/26(f)	USD	200	190,850
2.63%, 04/28/28(a)		200	173,600
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		1,407	1,361,267
OCI NV, 3.63%, 10/15/25(f)	EUR	90	95,247
Sasol Financing USA LLC
4.38%, 09/18/26(i)	USD	200	176,725

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)

Sasol Financing USA LLC (continued)
6.50%, 09/27/28	USD	200	$180,725
5.50%, 03/18/31		315	255,012
SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, 11/01/26(f)	EUR	100	91,523

			3,205,752

Commercial Services & Supplies — 0.2%
AMN Healthcare, Inc., 4.63%, 10/01/27(a)	USD	210	193,636
Loxam SAS, 3.75%, 07/15/26(f)	EUR	200	192,407

			386,043

Construction & Engineering — 0.0%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(c)(f)(h)		100	84,030

Construction Materials — 0.1%
KAR Auction Services, Inc., 5.13%, 06/01/25(a)	USD	180	175,849

Consumer Discretionary(f) — 0.2%
Carnival Corp., 10.13%, 02/01/26	EUR	110	116,412
Q-Park Holding I BV
1.50%, 03/01/25		100	98,013
(3 mo. EURIBOR + 2.00%), 3.98%, 03/01/26(c)		100	98,702
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		88	88,267

			401,394

Consumer Finance — 0.1%
Encore Capital Group, Inc., 4.88%, 10/15/25(f)		200	200,435
Moody’s Corp., 3.10%, 11/29/61	USD	17	10,699

			211,134

Containers & Packaging — 0.6%
Klabin Austria GmbH, 3.20%, 01/12/31(a)		305	245,525
Suzano Austria GmbH
3.13%, 01/15/32		290	225,838
7.00%, 03/16/47(a)		773	770,729

			1,242,092

Diversified Consumer Services — 0.1%
Rekeep SpA, 7.25%, 02/01/26(f)	EUR	200	177,958

Diversified Financial Services — 2.3%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)	USD	428	413,020
Bank of America Corp., (3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(c)		325	254,332
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(c)(f)(h)		400	309,040
Garfunkelux Holdco 3 SA(f)
6.75%, 11/01/25	EUR	300	256,025
7.75%, 11/01/25	GBP	100	93,932
Goldman Sachs Group, Inc. 4.80%, 07/08/44	USD	195	172,403
(1 day SOFR + 1.47%), 2.91%, 07/21/42(c)		23	15,640
Intrum AB, 4.88%, 08/15/25(f)	EUR	100	97,047
JPMorgan Chase & Co.(c)
(1 day SOFR + 1.51%), 2.53%, 11/19/41	USD	23	15,037
(1 day SOFR + 1.58%), 3.33%, 04/22/52		380	256,810
Lloyds Banking Group PLC, (5 year USD Swap + 4.76%), 7.50%(c)(h)		500	484,600
Oceana Australian Fixed Income Trust, 10.00%, 08/31/23(d)	AUD	2,424	1,650,381

Security		Par (000)	Value

Diversified Financial Services (continued)
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)	USD	661	$326,906
ProGroup AG, 3.00%, 03/31/26(f)	EUR	100	93,798
Sun Country Airlines Holdings, Inc., 7.00%, 12/15/23(d)	USD	422	411,366
UBS Group AG, (1 year CMT + 0.83%), 1.01%, 07/30/24(a)(c)		150	145,852

			4,996,189

Diversified Telecommunication Services — 1.6%
Level 3 Financing, Inc.(a) 4.63%, 09/15/27		19	15,818
4.25%, 07/01/28		975	768,007
3.63%, 01/15/29		865	633,388
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		375	62,766
SoftBank Group Corp.(f) 4.75%, 07/30/25	EUR	300	300,261
(5 year USD ICE Swap + 4.23%), 6.00%(c)(h)	USD	200	189,960
Telecom Italia Capital SA, 6.38%, 11/15/33		1,239	1,013,614
Telecom Italia SpA/Milano, 5.88%, 05/19/23	GBP	150	179,719
Verizon Communications, Inc.
2.88%, 11/20/50	USD	195	122,257
2.99%, 10/30/56		328	200,113

			3,485,903

Electric Utilities — 1.5%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(a)		250	188,641
Comision Federal de Electricidad, 4.88%, 01/15/24		400	395,325
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		305	241,579
Oncor Electric Delivery Co. LLC, 2.70%, 11/15/51		485	316,752
Oryx Funding Ltd., 5.80%, 02/03/31(a)		200	189,975
Talen Energy Supply LLC(a)(e)(j)
7.25%, 05/15/27		1,243	1,286,505
6.63%, 01/15/28		675	690,187

			3,308,964

Electrical Equipment(f) — 0.0%
Pearl Holding II Ltd., (6.00% Cash or 8.00% PIK), 6.00%(g)(h)		95	2,774
Pearl Holding III Ltd., 9.00%, 10/22/25		76	26,505

			29,279

Energy Equipment & Services — 0.4%
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)		735	727,848
Vallourec SA, 8.50%, 06/30/26(f)	EUR	42	44,077

			771,925

Environmental, Maintenance & Security Service — 0.1%
Covanta Holding Corp., 4.88%, 12/01/29(a)	USD	22	18,024
Republic Services, Inc., 3.05%, 03/01/50		345	237,079

			255,103

Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 3.10%, 06/15/50		218	137,174
Crown Castle, Inc., 2.90%, 04/01/41		195	133,587
Equinix, Inc., 2.95%, 09/15/51		195	121,460
Mid-America Apartments LP, 2.88%, 09/15/51		28	17,845
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(a)		87	73,646
Service Properties Trust
4.50%, 06/15/23		865	850,028
4.35%, 10/01/24		24	21,818

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Service Properties Trust (continued)
7.50%, 09/15/25	USD	69	$65,752
Trust Fibra Uno, 5.25%, 01/30/26(a)		230	222,353
XHR LP(a)
6.38%, 08/15/25		148	142,296
4.88%, 06/01/29		27	22,116

			1,808,075

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(a)		360	334,392
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(f)	GBP	200	196,333
Market Bidco Finco PLC, 5.50%, 11/04/27(f)		100	91,832
Ocado Group PLC, 3.88%, 10/08/26(f)		100	93,089
Picard Groupe SAS, 3.88%, 07/01/26(f)	EUR	100	91,102

			806,748

Food Products — 0.2%
BRF SA, 4.88%, 01/24/30(f)	USD	200	168,413
Frigorifico Concepcion SA, 7.70%, 07/21/28(a)		200	159,913
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(c)(h)		200	198,162

			526,488

Health Care Equipment & Supplies — 0.0%
Becton Dickinson and Co., 3.79%, 05/20/50		88	67,530

Health Care Providers & Services — 2.4%
Medline Borrower LP, 3.88%, 04/01/29(a)		1,052	847,870
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(f)	EUR	100	100,125
Select Medical Corp., 6.25%, 08/15/26(a)(i)	USD	780	741,647
Tenet Healthcare Corp.(a)
4.63%, 09/01/24		901	875,103
4.88%, 01/01/26		1,488	1,407,117
4.63%, 06/15/28		49	43,842
4.25%, 06/01/29		1,124	973,721
4.38%, 01/15/30		111	96,078

			5,085,503

Health Care Technology — 0.1%
Chrome Bidco SASU, 3.50%, 05/31/28(f)	EUR	100	89,650
Universal Health Services, Inc., 2.65%, 10/15/30	USD	137	109,035

			198,685

Hotels, Restaurants & Leisure — 3.7%
Affinity Gaming, 6.88%, 12/15/27(a)		367	311,157
Boyd Gaming Corp., 4.75%, 12/01/27		797	742,310
Caesars Entertainment, Inc.(a)
6.25%, 07/01/25		486	472,234
8.13%, 07/01/27(i)		314	308,521
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(a)		9	8,068
Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp./Millennium Op, 5.50%, 05/01/25(a)		220	217,606
Cirsa Finance International SARL, 4.75%, 05/22/25(f)	EUR	100	100,827
CPUK Finance Ltd., 6.50%, 08/28/26(f)	GBP	100	110,691
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)	USD	35	35,175
Fortune Star BVI Ltd., 6.85%, 07/02/24(f)		200	175,520
Full House Resorts, Inc., 8.25%, 02/15/28(a)		29	25,674
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		274	270,059
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(a)		361	310,460
IRB Holding Corp., 7.00%, 06/15/25(a)		151	150,622

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Marriott International, Inc.
Series FF, 4.63%, 06/15/30	USD	106	$98,910
Series GG, 3.50%, 10/15/32		508	422,587
Marriott Ownership Resorts, Inc.(a)
6.13%, 09/15/25		278	286,515
4.50%, 06/15/29		370	306,962
MGM Resorts International
4.63%, 09/01/26		355	325,437
5.50%, 04/15/27		355	330,224
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)		218	185,488
Scientific Games International, Inc., 7.00%, 05/15/28(a)		464	442,614
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(a)		669	684,889
Stonegate Pub Co. Financing PLC(f)
8.00%, 07/13/25	GBP	100	107,597
8.25%, 07/31/25		200	218,095
Studio City Finance Ltd., 5.00%, 01/15/29(a)	USD	200	147,750
Travel & Leisure Co., 6.63%, 07/31/26(a)		189	184,891
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)
5.50%, 03/01/25		391	371,194
5.25%, 05/15/27		7	6,317
Wynn Macau Ltd., 5.50%, 01/15/26(f)		200	182,100
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		482	413,137

			7,953,631

Household Durables — 3.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.(a)
6.63%, 01/15/28		495	435,511
4.63%, 08/01/29		66	52,848
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(a)
6.25%, 09/15/27		541	480,462
5.00%, 06/15/29		27	21,097
Century Communities, Inc., 6.75%, 06/01/27		110	104,952
Forestar Group, Inc.(a)
3.85%, 05/15/26		560	490,947
5.00%, 03/01/28		669	573,978
M/I Homes, Inc., 4.95%, 02/01/28		510	453,115
PulteGroup, Inc., 7.88%, 06/15/32		1,138	1,264,661
Taylor Morrison Communities, Inc.(a)
5.88%, 06/15/27		647	621,198
5.75%, 01/15/28		2,269	2,124,584
Tri Pointe Homes, Inc.
5.25%, 06/01/27		505	450,829
5.70%, 06/15/28		38	34,422

			7,108,604

Independent Power and Renewable Electricity Producers — 1.3%
Calpine Corp.(a)
4.50%, 02/15/28		1,523	1,358,483
5.13%, 03/15/28(i)		722	644,235
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(f)		100	90,625
India Cleantech Energy, 4.70%, 08/10/26(a)		237	202,421
SCC Power PLC(a)(g)
(4.00% PIK), 4.00%, 05/17/32		745	22,354
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		1,376	468,744

			2,786,862

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance(f) — 0.6%
Argentum Netherlands BV for Swiss Re Ltd., (3 mo. LIBOR US + 3.78%), 5.63%, 08/15/52(c)	USD	400	$366,000
Argentum Netherlands BV for Zurich Insurance Co. Ltd., (3 mo. EURIBOR + 3.95%), 3.50%, 10/01/46(c)	EUR	300	302,632
AXA SA, (3 mo. EURIBOR + 3.75%), 3.38%, 07/06/47(c)		300	297,027
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	220	225,276

			1,190,935

Interactive Media & Services(f) — 0.1%
iliad SA, 5.38%, 06/14/27	EUR	100	106,189
United Group BV, 4.88%, 07/01/24		130	129,179

			235,368

Internet Software & Services — 0.1%
Gen Digital, Inc., 6.75%, 09/30/27(a)	USD	120	117,600

IT Services — 0.2%
Centurion Bidco SpA, 5.88%, 09/30/26(f)	EUR	200	184,188
International Business Machines Corp., 2.95%, 05/15/50	USD	218	141,862
La Financiere Atalian SASU, 6.63%, 05/15/25(f)	GBP	200	161,012

			487,062

Machinery — 0.3%
TK Elevator Midco GmbH(f)
4.38%, 07/15/27	EUR	115	108,908
(3 mo. EURIBOR + 4.75%), 6.13%, 07/15/27(c)		173	178,706
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(a)	USD	274	243,186

			530,800

Media — 1.4%
Altice Financing SA, 2.25%, 01/15/25(f)	EUR	180	176,361
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.85%, 04/01/61	USD	23	13,302
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(a)		738	639,477
Comcast Corp.
2.89%, 11/01/51		235	150,928
2.45%, 08/15/52		198	115,359
CSC Holdings LLC, 5.38%, 02/01/28(a)		360	290,250
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)		200	143,225
Lorca Telecom Bondco SA, 4.00%, 09/18/27(f)	EUR	150	143,306
Nexstar Media, Inc., 5.63%, 07/15/27(a)	USD	733	672,423
SES SA, (5 year EUR Swap + 5.40%), 5.63%(c)(f)(h)	EUR	100	103,913
Sirius XM Radio, Inc.(a)
5.00%, 08/01/27	USD	70	64,705
5.50%, 07/01/29		66	60,243
Summer BC Holdco B SARL, 5.75%, 10/31/26(f)	EUR	131	117,968
TEGNA, Inc., 4.63%, 03/15/28	USD	301	285,860
Tele Columbus AG, 3.88%, 05/02/25(f)	EUR	100	80,165

			3,057,485

Metals & Mining — 1.5%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	USD	471	408,681
Commercial Metals Co., 4.13%, 01/15/30		650	575,157
Freeport Indonesia PT, 4.76%, 04/14/27(f)		344	329,848
Metinvest BV(f) 8.50%, 04/23/26		296	153,328
7.65%, 10/01/27		400	205,250
Nexa Resources SA, 5.38%, 05/04/27(a)		462	433,067

Security		Par (000)	Value

Metals & Mining (continued)
Periama Holdings LLC, 5.95%, 04/19/26(f)	USD	200	$186,037
Stillwater Mining Co., 4.00%, 11/16/26(f)		567	498,358
thyssenkrupp AG, 1.88%, 03/06/23(f)	EUR	127	135,267
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(a)	USD	320	216,400

			3,141,393

Multi-Utilities — 0.2%
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(a)		300	244,125
UGI International LLC, 2.50%, 12/01/29(f)	EUR	100	81,656

			325,781

Oil, Gas & Consumable Fuels — 5.9%
AI Candelaria Spain SA, 7.50%, 12/15/28(f)	USD	235	223,057
BP Capital Markets PLC, (5 year EUR Swap + 4.12%), 3.63%(c)(f)(h)	EUR	812	745,303
Buckeye Partners LP, 4.13%, 03/01/25(a)	USD	195	185,719
California Resources Corp., 7.13%, 02/01/26(a)		378	363,273
Chesapeake Energy Corp., 5.50%, 02/01/26(a)		110	106,147
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		54	52,110
Ecopetrol SA
4.13%, 01/16/25		440	418,220
4.63%, 11/02/31		339	258,488
EIG Pearl Holdings SARL, 3.55%, 08/31/36(a)		401	336,289
Geopark Ltd., 5.50%, 01/17/27(a)		205	176,595
Hammerhead Resources, Inc., Series AI, (12.00% PIK), 9.00%, 07/10/22(d)(g)		442	441,431
HTA Group Ltd., 7.00%, 12/18/25(a)		415	380,970
IHS Holding Ltd., 6.25%, 11/29/28(a)		305	245,201
Kinetik Holdings LP, 5.88%, 06/15/30(a)		47	44,076
Leviathan Bond Ltd., 5.75%, 06/30/23(a)(f)		124	123,130
MC Brazil Downstream Trading SARL
7.25%, 06/30/31(a)		315	258,497
7.25%, 06/30/31(f)		200	164,125
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26(f)		200	189,750
Neptune Energy Bondco PLC, 6.63%, 05/15/25(a)		200	194,202
NGPL PipeCo LLC, 7.77%, 12/15/37(a)		1,032	1,073,813
Oil & Gas Holding Co. BSCC, 7.63%, 11/07/24(f)		263	267,323
OQ SAOC, 5.13%, 05/06/28(a)		286	269,698
Permian Resources Operating LLC(a)
5.38%, 01/15/26		1,841	1,675,834
6.88%, 04/01/27		127	119,664
Pertamina Persero PT, 3.65%, 07/30/29(f)		404	368,694
Petroleos Mexicanos 6.50%, 03/13/27		934	848,772
8.75%, 06/02/29		406	379,940
5.95%, 01/28/31		514	388,584
6.70%, 02/16/32		181	141,859
Puma International Financing SA, 5.13%, 10/06/24(a)		442	408,850
SM Energy Co., 6.75%, 09/15/26		341	331,060
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29		67	58,605
4.50%, 04/30/30		427	370,657
TotalEnergies SE(c)(f)(h)
(5 year EUR Swap + 2.15%), 2.63%	EUR	180	180,236
Series NC7, (5 year EUR Swap + 1.99%), 1.63%		400	347,138
Transocean Guardian Ltd., 5.88%, 01/15/24(a)	USD	131	128,270
Vivo Energy Investments BV, 5.13%, 09/24/27(a)		400	356,450

			12,622,030

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Personal Products — 0.0%
Coty, Inc., 3.88%, 04/15/26(f)	EUR	100		$99,390

Pharmaceuticals — 0.8%
Cheplapharm Arzneimittel GmbH(f)
3.50%, 02/11/27		100		93,450
4.38%, 01/15/28		331		310,401
CVS Health Corp.
2.70%, 08/21/40	USD	295		203,807
5.05%, 03/25/48		195		175,021
Merck & Co., Inc., 2.75%, 12/10/51		538		359,459
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26(f)	EUR	172		175,142
Rossini SARL(f)
6.75%, 10/30/25		100		105,852
(3 mo. EURIBOR + 3.88%), 5.48%, 10/30/25(c)		100		104,904
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/27		100		92,279
4.38%, 05/09/30		100		88,131

				1,708,446

Real Estate Management & Development — 1.6%
Adler Group SA(e)(f)(j)
3.25%, 08/05/25		300		130,381
2.75%, 11/13/26		100		42,283
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)	USD	510		461,805
China Evergrande Group(e)(f)(j)
9.50%, 04/11/22		200		13,500
11.50%, 01/22/23		200		13,662
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(f)	EUR	100		72,748
Fantasia Holdings Group Co. Ltd.(e)(f)(j)
11.75%, 04/17/22	USD	400		31,000
9.25%, 07/28/23		200		15,500
Five Point Operating Co. LP/Five Point Capital Corp.,
7.88%, 11/15/25(a)		750		630,466
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(c)(f)(h)	EUR	100		55,580
Howard Hughes Corp., 5.38%, 08/01/28(a)	USD	981		883,616
JGC Ventures Pte. Ltd.(g)
(3.00% PIK), 0.00%, 06/30/25		7		1,527
(3.00% PIK), 3.00%, 06/30/25(e)(f)(j)		239		95,550
(3.00% PIK), 10.75%, 06/30/25		—	(k)	56
Jingrui Holdings Ltd., 12.00%, 07/25/22(e)(f)(j)		200		18,400
Kaisa Group Holdings Ltd., 11.95%, 10/22/22(e)(j)		200		26,000
MAF Global Securities Ltd., (5 year CMT + 3.54%), 6.38%(c)(f)(h)		200		191,225
MAF Sukuk Ltd.(f)
4.64%, 05/14/29		250		242,547
3.93%, 02/28/30		243		224,896
Modern Land China Co. Ltd.(e)(j)
11.50%, 11/13/22		240		12,759
9.80%, 04/11/23(f)		200		11,500
Ronshine China Holdings Ltd.(e)(f)(j)
7.35%, 12/15/23		200		10,000
7.10%, 01/25/25		200		10,000
Sinic Holdings Group Co. Ltd., 10.50%, 06/18/22(e)(j)		200		2,000
Yango Justice International Ltd.(e)(j)
10.25%, 09/15/22		250		5,000
7.88%, 09/04/24(f)		200		3,000
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24(f)		200		192,000

				3,397,001

Security		Par (000)	Value

Road & Rail — 0.5%
CMA CGM SA, 7.50%, 01/15/26(f)	EUR	236	$260,584
Danaos Corp., 8.50%, 03/01/28(a)	USD	100	96,000
Getlink SE, 3.50%, 10/30/25(f)	EUR	175	181,709
Norfolk Southern Corp., 3.05%, 05/15/50	USD	450	301,402
United Rentals North America, Inc., 6.00%, 12/15/29		133	132,168

			971,863

Semiconductors & Semiconductor Equipment — 0.2%
ams-OSRAM AG, Series AMS, 0.00%, 03/05/25(f)(l)	EUR	200	163,833
Broadcom, Inc., 3.75%, 02/15/51(a)	USD	390	269,248
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51		23	14,286

			447,367

Software — 0.5%
Boxer Parent Co., Inc., 6.50%, 10/02/25(f)	EUR	100	101,636
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(a)	USD	239	201,306
Open Text Corp., 6.90%, 12/01/27		76	76,000
Oracle Corp.
3.60%, 04/01/50		443	298,257
3.95%, 03/25/51		48	34,197
Playtika Holding Corp., 4.25%, 03/15/29(a)		436	342,238

			1,053,634

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(f)	EUR	254	248,150

Technology Hardware, Storage & Peripherals — 0.0%
Dell International LLC/EMC Corp., 8.35%, 07/15/46	USD	49	55,824

Thrifts & Mortgage Finance — 0.7%
doValue SpA, 3.38%, 07/31/26(f)	EUR	259	243,084
Jerrold Finco PLC(f)
4.88%, 01/15/26	GBP	100	103,909
5.25%, 01/15/27		100	99,859
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(a)	USD	24	21,480
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(a)
2.88%, 10/15/26		179	153,432
3.63%, 03/01/29		541	428,709
3.88%, 03/01/31		122	93,120
United Wholesale Mortgage LLC, 5.75%, 06/15/27(a)		374	321,974

			1,465,567

Transportation Infrastructure — 0.6%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(a)		310	253,677
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		347	336,156
DP World Salaam, (5 year CMT + 5.75%), 6.00%(c)(f)(h)		200	197,500
Mexico City Airport Trust, 5.50%, 07/31/47(f)		500	385,000

			1,172,333

Utilities — 1.1%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(f)		212	182,824
Electricite de France SA, (12 year EUR Swap + 3.04%), 5.00%(c)(f)(h)	EUR	100	97,365
FEL Energy VI SARL, 5.75%, 12/01/40	USD	277	236,179
Genneia SA, 8.75%, 09/02/27(a)		197	190,594
Orano SA, 2.75%, 03/08/28(f)	EUR	100	96,217
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(f)		293	298,630

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utilities (continued)
Veolia Environnement SA, (5 year EUR Swap + 2.84%), 2.50%(c)(f)(h)	EUR	700	$595,600
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)	USD	792	735,050

			2,432,459

Wireless Telecommunication Services — 1.9%
Altice France SA/France(f) 2.50%, 01/15/25	EUR	141	135,085
2.13%, 02/15/25		148	139,449
5.88%, 02/01/27		100	93,114
4.25%, 10/15/29		200	160,093
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31	USD	350	300,230
Kenbourne Invest SA, 6.88%, 11/26/24(a)		400	377,825
Millicom International Cellular SA, 4.50%, 04/27/31(a)		380	319,034
T-Mobile USA, Inc., 3.30%, 02/15/51		390	260,263
VICI Properties LP/VICI Note Co., Inc.(a) 5.63%, 05/01/24		1,895	1,876,543
4.63%, 06/15/25		123	117,926
Vmed O2 U.K. Financing I PLC(f) 3.25%, 01/31/31	EUR	133	112,828
4.50%, 07/15/31	GBP	300	275,677

			4,168,067

Total Corporate Bonds — 45.2% (Cost: $113,016,275)			96,843,729

Floating Rate Loan Interests(c)

Air Freight & Logistics — 0.0%
Kestrel Bidco, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.35%, 12/11/26	USD	1	419

Building Materials — 0.8%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 04/12/28		1,930	1,725,349

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27		266	257,425

Commercial Services & Supplies — 0.5%
Interface Security Systems LLC, Term Loan, (3 mo. LIBOR + 7.00%, 7.00% PIK), 8.75%, 08/07/23(d)(g)		1,174	1,101,753

Diversified Financial Services — 4.9%
Colorado Plaza, Term Loan, (1 mo. LIBOR + 0.00%), 0.00%, 05/15/24(d)(e)(j)		4,118	2,067,647
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 6.73%, 02/17/23(d)		112	2,128
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 8.90%, 12/17/27		72	77,845
Luxembourg Life Fund, 2021 Term Loan, (3 mo. LIBOR + 9.25%), 13.93%, 04/01/23(d)		5,041	5,034,868
Oceana Australian Fixed Income Trust, A Note Upsize, 8.00%, 01/21/24(d)	AUD	4,300	2,876,422
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27	USD	427	412,518

			10,471,428

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 0.0%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Defaulted), 0.00%, 01/01/59(d)(e)(j)	USD	17,000	$2

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 6.89%, 03/06/25		240	234,986

Hotels, Restaurants & Leisure — 0.6%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 02/02/26		399	360,595
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 11.88%, 05/01/28		268	267,028
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29		587	556,408

			1,184,031

Industrial Conglomerates — 0.5%
Robertshaw U.S. Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 8.25%, 02/28/25		1,712	1,150,504

Media — 0.5%
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26		826	815,135
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.35%), 7.47%, 08/24/26		1,480	162,868

			978,003

Thrifts & Mortgage Finance — 1.4%
Caliber Home Loans, Inc., 2018 Revolver, (1 mo. LIBOR + 3.25%), 7.37%, 07/24/25(d)		3,000	2,985,000

Total Floating Rate Loan Interests — 9.4%
(Cost: $31,102,063)			20,088,900

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 7.00%, 01/26/26(f)		295	301,140

Chile — 0.2%
Chile Government International Bond 4.34%, 03/07/42		213	179,426
4.00%, 01/31/52		200	153,975

			333,401

Colombia — 0.8%
Colombia Government International Bond
4.50%, 01/28/26		411	385,775
3.88%, 04/25/27		573	505,780
3.13%, 04/15/31		400	296,450
4.13%, 05/15/51(i)		350	209,847
Republic of Colombia Senior Unsecured, 8.00%, 04/20/33		373	372,254

			1,770,106

Dominican Republic — 0.9%
Dominican Republic International Bond
6.88%, 01/29/26(f)		279	281,145
5.95%, 01/25/27(f)		379	369,833
5.50%, 02/22/29(a)		240	219,795
4.50%, 01/30/30(a)(i)		435	369,016
4.88%, 09/23/32(a)		737	609,314

			1,849,103

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Egypt — 0.2%
Egypt Government International Bond(a)
5.75%, 05/29/24	USD	265	$252,744
8.50%, 01/31/47		200	132,000
7.50%, 02/16/61		200	122,000

			506,744

Guatemala — 0.5%
Guatemala Government Bond
4.50%, 05/03/26(f)		201	192,621
5.25%, 08/10/29(a)		200	191,850
3.70%, 10/07/33(f)		361	296,426
4.65%, 10/07/41(a)		477	381,689

			1,062,586

Hungary — 0.4%
Hungary Government International Bond
5.38%, 03/25/24		330	329,237
5.25%, 06/16/29(a)		510	484,914

			814,151

Indonesia — 0.2%
Indonesia Government International Bond, 5.35%, 02/11/49		515	500,894

Ivory Coast — 0.4%
Ivory Coast Government International Bond, 6.38%, 03/03/28(f)		808	781,740

Mexico — 0.4%
Mexico Government International Bond
3.75%, 01/11/28		388	365,496
4.88%, 05/19/33		400	368,400
4.35%, 01/15/47(i)		230	172,184

			906,080

Morocco — 0.1%
Morocco Government International Bond, 2.38%, 12/15/27(a)		217	187,949

Nigeria — 0.3%
Nigeria Government International Bond
8.38%, 03/24/29(a)		441	363,825
7.88%, 02/16/32(f)		343	257,250

			621,075

Oman — 0.5%
Oman Government International Bond(f)
6.50%, 03/08/47		457	414,727
6.75%, 01/17/48		400	372,325
7.00%, 01/25/51		329	316,416

			1,103,468

Panama — 0.5%
Panama Government International Bond
3.88%, 03/17/28		563	531,261
3.16%, 01/23/30		430	369,209
4.50%, 04/16/50		210	158,392

			1,058,862

Paraguay — 0.4%
Paraguay Government International Bond 4.95%, 04/28/31(a)		200	193,038

Security		Par (000)	Value

Paraguay (continued)
Paraguay Government International Bond (continued)
5.60%, 03/13/48(f)	USD	321	$279,130
5.40%, 03/30/50(f)		460	394,967

			867,135

Peru — 0.2%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(f)		361	348,320
Peruvian Government International Bond, 3.30%, 03/11/41		240	174,870

			523,190

Romania — 0.8%
Romanian Government International Bond
5.25%, 11/25/27(a)		406	388,441
2.88%, 03/11/29(f)	EUR	449	396,611
2.50%, 02/08/30(f)		475	392,089
2.12%, 07/16/31(f)		499	366,997
4.00%, 02/14/51(f)	USD	230	151,053

			1,695,191

Saudi Arabia — 0.2%
Saudi Government International Bond(f)
2.25%, 02/02/33		360	290,767
3.75%, 01/21/55		230	180,162

			470,929

Senegal — 0.1%
Senegal Government International Bond, 6.25%, 05/23/33(f)		200	164,225

South Africa — 0.4%
Republic of South Africa Government International Bond
4.85%, 09/30/29		340	301,707
5.88%, 04/20/32		440	395,450
5.00%, 10/12/46		200	139,350

			836,507

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 6.35%, 06/28/24(e)(f)(j)		200	58,475

Ukraine — 0.1%
Ukraine Government International Bond(e)(f)(j)
8.99%, 02/01/26		447	98,145
7.75%, 09/01/27		369	76,521

			174,666

Total Foreign Agency Obligations — 7.7% (Cost: $18,534,389)			16,587,617

		Shares

Investment Companies

Fixed Income Funds — 0.8%
iShares iBoxx High Yield Corporate Bond ETF(m)		22,500	1,656,675

Total Investment Companies — 0.8% (Cost: $1,787,578)			1,656,675

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Puerto Rico(c) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43	USD	50	$21,998
0.00%, 11/01/51		555	183,073
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		235	75,856

			280,927

Total Municipal Bonds — 0.1% (Cost: $352,651)			280,927

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(c) — 2.4%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 5.05%, 12/26/37(a)(b)		974	844,405
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)		2,161	1,893,485
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 9.93%, 10/25/41(a)		457	413,549
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 2.73%, 05/25/57		4,347	2,018,694

			5,170,133

Commercial Mortgage-Backed Securities —5.8%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, (1 mo. LIBOR US + 3.10%), 7.42%, 04/15/35(a)(c)		315	287,949
Benchmark Mortgage Trust, Series 2019-B9, Class XD, 2.00%, 03/15/52(a)(c)		11,550	1,089,578
BX Commercial Mortgage Trust, Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 8.22%, 01/15/34(a)(c)		205	186,778
CFK Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(c)		2,000	1,606,069
Citigroup Commercial Mortgage Trust, Series 2019- PRM, Class F, 4.73%, 05/10/36(a)(c)		2,000	1,978,490
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 7.81%, 11/15/37(a)(c)		265	252,899
Credit Suisse Mortgage Capital Certificates Trust(a)(c)
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 10.48%, 10/15/37		700	639,683
Series 2021-BHAR, Class E, (1 mo. LIBOR US + 3.50%), 7.82%, 11/15/38		250	237,706
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(a)(c)		369	224,291
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 7.93%, 11/15/38(a)(c)		50	45,556
GS Mortgage Securities Corp. Trust, Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 7.75%, 11/15/36(a)(c)		110	100,768
GS Mortgage Securities Trust, Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(c)		252	251,011
HONO Mortgage Trust(a)(c)
Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 7.67%, 10/15/36		200	180,990
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 8.72%, 10/15/36		110	99,152

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class F, (1 mo. SOFR CME + 3.54%), 7.88%, 04/15/37(a)(c)	USD	249	$200,581
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(c)		257	217,752
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(a)(c)		11,427	701,479
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.60%, 03/10/49(a)(c)		476	425,332
MED Trust, Series 2021, Class G, (1 mo. LIBOR US + 5.25%), 9.57%, 11/15/38(a)(c)		175	159,919
MF1 Trust, Series 2021-W10, Class G, (1 mo. SOFR CME + 4.22%), 8.56%, 12/15/34(a)(c)		310	280,092
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	170,154
Morgan Stanley Capital I Trust(a)
Series 2018-MP, Class E, 4.28%, 07/11/40(c)		551	388,227
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 6.87%, 07/15/35(c)		1,360	1,298,466
Series 2019-H7, Class D, 3.00%, 07/15/52		1,250	838,038
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 7.07%, 01/15/36(a)(c)		100	87,522
Velocity Commercial Capital Loan Trust(a)
Series 2018-1, Class M5, 6.26%, 04/25/48		162	129,041
Series 2018-1, Class M6, 7.26%, 04/25/48		231	170,644
Wells Fargo Commercial Mortgage Trust, Series 2020- SDAL, Class E, (1 mo. LIBOR US + 2.74%), 7.06%, 02/15/37(a)(c)		100	92,761

			12,340,928

Total Non-Agency Mortgage-Backed Securities — 8.2% (Cost: $19,654,958)			17,511,061

Preferred Securities

Capital Trusts — 4.8%

Banks(c)(h) — 1.4%
ABN AMRO Bank NV, 4.75%(f)	EUR	800	725,748
AIB Group PLC, 5.25%(f)		200	196,338
Banco Bilbao Vizcaya Argentaria SA, 6.00%(f)		200	208,088
Banco Mercantil del Norte SA(a)
5.88%	USD	350	311,675
6.75%		770	749,932
CaixaBank SA, 6.75%(f)	EUR	200	208,577
ING Groep NV, 3.88%	USD	400	291,448
Svenska Handelsbanken AB, 4.38%(f)		400	356,520

			3,048,326

Chemicals — 0.3%
Solvay SA, 2.50%(c)(f)(h)	EUR	600	565,795

Diversified Financial Services(c)(h) — 1.1%
Banco Santander SA(f)
3.63%		400	296,001
4.38%		200	181,698
Barclays PLC
8.00%	USD	550	534,383
6.13%		273	249,113
NatWest Group PLC, 4.60%		400	286,371
UBS Group AG, 4.88%(a)		525	444,938

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
UniCredit SpA(f)
6.63%	EUR	200	$206,789
7.50%		200	207,939

			2,407,232

Diversified Telecommunication Services(c) — 0.7%
British Telecommunications PLC, 4.25%, 11/23/81(a)	USD	200	167,316
Telefonica Europe BV(f)(h)
4.38%	EUR	200	203,903
2.38%		1,400	1,120,225

			1,491,444

Electric Utilities(c)(f)(h) — 0.2%
Iberdrola International BV, Series NC9, 1.83%		300	244,323
Naturgy Finance BV, 2.37%		100	92,779

			337,102

Insurance — 0.1%
Allianz SE, 3.20%(c)(f)(h)	USD	400	297,304

Media — 0.1%
SES SA, 2.88%(c)(f)(h)	EUR	250	212,377

Multi-Utilities — 0.1%
Electricite de France SA, 7.50%, 12/31/29		200	212,711

Oil, Gas & Consumable Fuels(c)(f)(h) — 0.2%
Abertis Infraestructuras Finance BV, 3.25%		100	90,346
Eni SpA, Series NC-9, 2.75%		450	370,492

			460,838

Pharmaceuticals — 0.3%
Bayer AG, 3.13%, 11/12/79(c)(f)		700	634,107

Real Estate Management & Development — 0.1%
ATF Netherlands BV, 3.75%(c)(f)(h)		300	156,316

Utilities(c)(f)(h) — 0.2%
Electricite de France SA
5.38%		300	304,677
3.38%		200	154,247

			458,924

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 4.20%, 10/03/78(c)(f)		100	96,876

			10,379,352

Security		Shares	Value

Preferred Stocks — 0.2%

Wireless Telecommunication Services — 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(a)		295	$337,486

			337,486

Total Preferred Securities — 5.0% (Cost: $13,176,586)			10,716,838

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.9%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 7.54%, 07/25/30(c)	USD	2,000	2,017,088

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2017- KGX1, Class BFX, 3.59%, 10/25/27(a)(c)		370	328,056

Mortgage-Backed Securities(n) — 5.8%
Uniform Mortgage-Backed Securities
4.50%, 01/12/53		6,439	6,195,792
5.00%, 01/12/53		6,439	6,343,660

			12,539,452

Total U.S. Government Sponsored Agency Securities — 6.9% (Cost: $14,951,038)			14,884,596

Total Long-Term Investments — 99.9% (Cost: $255,064,457)			214,209,362

		Shares

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(m)(o)		8,842,853	8,842,853

Total Short-Term Securities — 4.1% (Cost: $8,842,853)			8,842,853

Total Investments Before TBA Sale Commitments — 104.0% (Cost: $263,907,310)			223,052,215

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

TBA Sale Commitments

Mortgage-Backed Securities — (2.9)%
Uniform Mortgage-Backed Securities, 5.00%, 01/12/53(n)	USD	(6,439)	$(6,343,660)

Total TBA Sale Commitments — (2.9)% (Proceeds: $(6,377,550))			(6,343,660)

Total Investments, Net of TBA Sale Commitments — 101.1% (Cost: $257,529,760)			216,708,555

Liabilities in Excess of Other Assets — (1.1)%			(2,324,680)

Net Assets — 100.0%			$214,383,875

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Rounds to less than 1,000.
(l)	Zero-coupon bond.
(m)	Affiliate of the Trust.
(n)	Represents or includes a TBA transaction.
(o)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$24,175,756	$—	$(15,332,903	)(a)	$—	$—	$8,842,853	8,842,853	$220,943	$—
iShares iBoxx $ High Yield Corporate Bond ETF	2,610,300	—	(596,398)		(6,753)	(350,474)	1,656,675	22,500	97,225	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	10,756,668	(11,001,565)		244,897	—	—	—	—	—

					$238,144	$(350,474)	$10,499,528		$318,168	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Nomura Securities International, Inc.	4.48	%(b)	11/09/22	Open		$289,180	$290,850	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.30	(b)	11/16/22	Open		118,688	119,254	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	4.35	(b)	11/16/22	Open		177,187	178,045	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	4.35	(b)	12/05/22	Open		690,300	692,239	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.40	(b)	12/28/22	Open		152,515	152,571	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	4.45	(b)	12/28/22	Open		161,500	161,560	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		625,432	625,666	Corporate Bonds	Open/Demand

						$2,214,802	$2,220,185

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	193	03/22/23	$21,643	$(96,554)
U.S. Long Bond	13	03/22/23	1,621	(6,725)
Ultra U.S. Treasury Bond	25	03/22/23	3,338	(277,158)
2-Year U.S. Treasury Note	227	03/31/23	46,535	17,252

				(363,185)

Short Contracts
10-Year Japanese Government Treasury Bonds	7	03/13/23	7,758	142,470
10-Year U.S. Ultra Long Treasury Note	249	03/22/23	29,355	358,474
5-Year U.S. Treasury Note	324	03/31/23	34,936	27,814

				528,758

				$165,573

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,087,935	USD	385,171	Morgan Stanley & Co. International PLC	03/15/23	$5,123
EUR	1,054,000	USD	1,131,040	Morgan Stanley & Co. International PLC	03/15/23	2,625
EUR	8,398,000	USD	8,963,849	UBS AG	03/15/23	68,903
USD	591,805	EUR	549,000	Bank of America N.A.	03/15/23	1,310
USD	1,243,617	GBP	1,019,000	HSBC Bank PLC	03/15/23	9,554
USD	1,706,933	GBP	1,372,073	Morgan Stanley & Co. International PLC	03/15/23	45,280

						132,795

USD	14,802	AUD	22,000	Deutsche Bank AG	03/15/23	(219)
USD	5,388,770	AUD	7,934,000	The Bank of New York Mellon	03/15/23	(28,345)
USD	132,000	CAD	180,000	Bank of America N.A.	03/15/23	(1,013)
USD	295,500	CNH	2,044,993	Morgan Stanley & Co. International PLC	03/15/23	(1,598)
USD	22,543,747	EUR	21,008,058	Deutsche Bank AG	03/15/23	(52,178)
USD	398,561	EUR	372,426	JPMorgan Chase Bank N.A.	03/15/23	(2,015)
USD	6,870,860	EUR	6,406,940	Morgan Stanley & Co. International PLC	03/15/23	(20,340)
USD	413,293	EUR	390,020	The Bank of New York Mellon	03/15/23	(6,206)

						(111,914)

						$20,881

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V15	5.00%	Quarterly	06/20/23	C	USD	10,750	$166,967	$(12,050)	$179,017
CDX.NA.HY.32.V13	5.00	Quarterly	06/20/24	C	USD	8,923	244,923	(18,659)	263,582
CDX.NA.HY.34.V10	5.00	Quarterly	06/20/25	CC-	USD	13,741	345,028	(34,434)	379,462

							$756,918	$(65,143)	$822,061

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.18%	Annual	1-Day SOFR, 4.32%	Annual	N/A	06/21/24	USD	4,685	$27,211	$(8,977)	$36,188
1-Day SOFR, 4.32%	Annual	3.71%	Annual	N/A	01/10/27	USD	7,146	(38,100)	55,565	(93,665)
1-Day SOFR, 4.32%	Annual	1.56%	Annual	N/A	03/07/27	USD	8,805	(803,947)	68	(804,015)
3.50%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/28/31	USD	200	1,129	(3,526)	4,655
3.22%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/28/51	USD	89	476	(4,663)	5,139

								$(813,231)	$38,467	$(851,698)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/27	BB+	EUR	6	$224	$180	$44
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	6	226	196	30
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	5	211	183	28
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	3	101	87	14
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,226	(418,153)	(156,026)	(262,127)
CMBX.NA.15	3.00	Monthly	Goldman Sachs International	11/15/64	N/R	USD	3,523	(672,543)	(755,168)	82,625
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R	USD	3,522	(672,390)	(685,360)	12,970
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/18/64	N/R	USD	4,000	(763,646)	(749,502)	(14,144)

								$(2,525,970)	$(2,345,410)	$(180,560)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	03/17/23	USD	328	$(4,626)	$—	$(4,626)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$55,633	$ (82,309)	$868,043	$(897,680)
OTC Swaps	646	(2,346,056)	95,711	(280,897)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$546,010	$—	$546,010
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	132,795	—	—	132,795
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	822,061	—	—	45,982	—	868,043
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	96,357	—	—	—	—	96,357

	$—	$918,418	$—	$132,795	$591,992	$—	$1,643,205

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$380,437	$—	$380,437
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	111,914	—	—	111,914
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	897,680	—	897,680
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,622,327	4,626	—	—	—	2,626,953

	$—	$2,622,327	$4,626	$111,914	$1,278,117	$—	$4,016,984

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,416,439	$—	$3,416,439
Forward foreign currency exchange contracts	—	—	—	3,840,509	—	—	3,840,509
Options purchased(a)	—	—	532,811	(97,407)	(56,459)	—	378,945
Options written	—	—	(81,149)	35,926	18,138	—	(27,085)
Swaps	—	(1,214,565)	6,308	—	(439,619)	—	(1,647,876)

	$—	$(1,214,565)	$457,970	$3,779,028	$2,938,499	$—	$5,960,932

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$216,957	$—	$216,957
Forward foreign currency exchange contracts	—	—	—	264,323	—	—	264,323
Options purchased(b)	—	—	53,602	—	(8,628)	—	44,974
Options written	—	—	(20,308)	—	(9,001)	—	(29,309)
Swaps	—	(1,389,001)	(4,626)	—	(911,335)	—	(2,304,962)

	$—	$(1,389,001)	$28,668	$264,323	$(712,007)	$—	$(1,808,017)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$58,227,504
Average notional value of contracts — short	$72,090,494

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$45,858,658
Average amounts sold — in USD	$13,007,573
Options:
Average value of option contracts purchased	$90,481
Average value of option contracts written	$34,690
Average notional value of swaption contracts purchased	$1,041,136
Average notional value of swaption contracts written	$—	(a)
Credit default swaps:
Average notional value — sell protection	$64,761,883
Interest rate swaps:
Average notional value — pays fixed rate	$5,156,846
Average notional value — receives fixed rate	$17,127,533
Total return swaps:
Average notional value	$92,708

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$286,602	$145,164
Forward foreign currency exchange contracts	132,795	111,914
Swaps — centrally cleared	—	37,814
Swaps — OTC(a)	96,357	2,626,953

Total derivative assets and liabilities in the Statements of Assets and Liabilities	515,754	2,921,845

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(286,602)	(182,978)

Total derivative assets and liabilities subject to an MNA	$229,152	$2,738,867

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$1,310	$(1,013)	$—	$—	$297
Credit Suisse International	224	—	—	—	224
Goldman Sachs International	82,625	(82,625)	—	—	—
HSBC Bank PLC	9,554	—	—	—	9,554
JPMorgan Chase Bank N.A	538	(538)	—	—	—
Morgan Stanley & Co. International PLC	65,998	(65,998)	—	—	—
UBS AG	68,903	—	—	—	68,903

	$229,152	$(150,174)	$—	$—	$78,978

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)
Bank of America N.A.	$1,013	$(1,013)	$—	$—	$—
Deutsche Bank AG	52,397	—	—	—	52,397
Goldman Sachs International	755,168	(82,625)	—	(672,543)	—
JPMorgan Chase Bank N.A	6,641	(538)	—	—	6,103
Morgan Stanley & Co. International PLC	1,889,097	(65,998)	—	(1,823,099)	—
The Bank of New York Mellon	34,551	—	—	—	34,551

	$2,738,867	$(150,174)	$—	$(2,495,642)	$93,051

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$33,570,342	$1,003,006	$34,573,348
Common Stocks
Equity Real Estate Investment Trusts (REITs)	29,160	—	—	29,160
Hotels, Restaurants & Leisure	142,896	35,380	—	178,276
Oil, Gas & Consumable Fuels	858,235	—	—	858,235
Corporate Bonds
Aerospace & Defense	—	2,197,199	—	2,197,199
Airlines	—	1,258,551	—	1,258,551
Auto Components	—	1,046,926	—	1,046,926
Automobiles	—	945,479	—	945,479
Banks	—	2,321,854	—	2,321,854
Beverages	—	2,451,316	—	2,451,316
Biotechnology	—	627,796	—	627,796
Building Materials	—	348,741	—	348,741
Building Products	—	669,192	—	669,192
Capital Markets	—	974,379	—	974,379
Chemicals	—	3,205,752	—	3,205,752
Commercial Services & Supplies	—	386,043	—	386,043
Construction & Engineering	—	84,030	—	84,030
Construction Materials	—	175,849	—	175,849
Consumer Discretionary	—	401,394	—	401,394
Consumer Finance	—	211,134	—	211,134
Containers & Packaging	—	1,242,092	—	1,242,092
Diversified Consumer Services	—	177,958	—	177,958
Diversified Financial Services	—	2,934,442	2,061,747	4,996,189
Diversified Telecommunication Services	—	3,485,903	—	3,485,903
Electric Utilities	—	3,308,964	—	3,308,964
Electrical Equipment	—	29,279	—	29,279
Energy Equipment & Services	—	771,925	—	771,925
Environmental, Maintenance & Security Service	—	255,103	—	255,103
Equity Real Estate Investment Trusts (REITs)	—	1,808,075	—	1,808,075
Food & Staples Retailing	—	806,748	—	806,748
Food Products	—	526,488	—	526,488
Health Care Equipment & Supplies	—	67,530	—	67,530

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Health Care Providers & Services	$—	$5,085,503	$—	$5,085,503
Health Care Technology	—	198,685	—	198,685
Hotels, Restaurants & Leisure	—	7,953,631	—	7,953,631
Household Durables	—	7,108,604	—	7,108,604
Independent Power and Renewable Electricity Producers	—	2,786,862	—	2,786,862
Insurance	—	1,190,935	—	1,190,935
Interactive Media & Services	—	235,368	—	235,368
Internet Software & Services	—	117,600	—	117,600
IT Services	—	487,062	—	487,062
Machinery	—	530,800	—	530,800
Media	—	3,057,485	—	3,057,485
Metals & Mining	—	3,141,393	—	3,141,393
Multi-Utilities	—	325,781	—	325,781
Oil, Gas & Consumable Fuels	—	12,180,599	441,431	12,622,030
Personal Products	—	99,390	—	99,390
Pharmaceuticals	—	1,708,446	—	1,708,446
Real Estate Management & Development	—	3,397,001	—	3,397,001
Road & Rail	—	971,863	—	971,863
Semiconductors & Semiconductor Equipment	163,833	283,534	—	447,367
Software	—	1,053,634	—	1,053,634
Specialty Retail	—	248,150	—	248,150
Technology Hardware, Storage & Peripherals	—	55,824	—	55,824
Thrifts & Mortgage Finance	—	1,465,567	—	1,465,567
Transportation Infrastructure	—	1,172,333	—	1,172,333
Utilities	—	2,432,459	—	2,432,459
Wireless Telecommunication Services	—	4,168,067	—	4,168,067
Floating Rate Loan Interests	—	6,021,080	14,067,820	20,088,900
Foreign Agency Obligations	—	16,587,617	—	16,587,617
Investment Companies	1,656,675	—	—	1,656,675
Municipal Bonds	—	280,927	—	280,927
Non-Agency Mortgage-Backed Securities	—	17,511,061	—	17,511,061
Preferred Securities
Capital Trusts	—	10,379,352	—	10,379,352
Preferred Stocks	337,486	—	—	337,486
U.S. Government Sponsored Agency Securities	—	14,884,596	—	14,884,596
Short-Term Securities
Money Market Funds	8,842,853	—	—	8,842,853
Liabilities
Investments
TBA Sale Commitments	—	(6,343,660)	—	(6,343,660)

	$12,031,138	$187,103,413	$17,574,004	$216,708,555

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$917,772	$—	$917,772
Foreign Currency Exchange Contracts	—	132,795	—	132,795
Interest Rate Contracts	546,010	45,982	—	591,992
Liabilities
Credit Contracts	—	(276,271)	—	(276,271)
Equity Contracts	—	(4,626)	—	(4,626)
Foreign Currency Exchange Contracts	—	(111,914)	—	(111,914)
Interest Rate Contracts	(380,437)	(897,680)	—	(1,278,117)

	$165,573	$(193,942)	$—	$(28,369)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $2,220,185 are categorized as Level 2 within the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2021	$260,152	$3,510,918	$16,135,486	$19,906,556
Transfers into Level 3	297,716	—	—	297,716
Transfers out of Level 3	—	(3,817)	—	(3,817)
Accrued discounts/premiums	(153)	(12,591)	40,901	28,157
Net realized gain (loss)	(862,420)	(11,257)	7,460	(866,217)
Net change in unrealized appreciation (depreciation)(a)(b)	675,703	(127,234)	(2,171,298)	(1,622,829)
Purchases	910,707	99,504	3,320,316	4,330,527
Sales	(278,699)	(952,345)	(3,265,045)	(4,496,089)

Closing balance, as of December 31, 2022	$1,003,006	$2,503,178	$14,067,820	$17,574,004

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$(149,395)	$(127,562)	$(2,172,818)	$(2,449,775)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $3,178,665. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$2,503,178	Income	Discount Rate	10%-11%		10%

Floating Rate Loan Interests	11,080,690	Income Estimated Recovery Value	Discount Rate Discount Rate	10%-17% 50%		14% —

Asset Backed Securities	811,471	Income	Discount Rate	10%		—

	$14,395,339

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 9 Ltd., Series 2020-9A, Class E, (3 mo. LIBOR US + 7.26%), 11.50%, 01/20/34(a)(b)	USD	250	$228,828
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 7.87%, 01/28/31(a)(b)		250	224,599
Ares LI CLO Ltd., Series 2019-51A, Class ER, (3 mo. LIBOR US + 6.85%), 10.93%, 07/15/34(a)(b)		300	265,243
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 7.23%, 07/15/34(a)(b)		750	690,755
CarVal CLO I Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 6.97%, 07/16/31(a)(b)		250	230,941
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 7.44%, 04/20/32(a)(b)		2,000	1,880,128
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 10.68%, 07/20/32(a)(b)		1,300	1,125,747
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class D, (3 mo. LIBOR US + 3.25%), 7.33%, 07/15/33		500	464,621
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 10.42%, 07/15/33		375	339,520
Series 2021-14A, Class SUB, 0.00%, 07/15/33		250	134,725
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 11.04%, 04/20/34(a)(b)		250	229,945
Elmwood CLO VII Ltd., Series 2020-4A, Class E, (3 mo. LIBOR US + 7.10%), 11.18%, 01/17/34(a)(b)		250	229,590
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)	CAD	150	100,727
Generate CLO 3 Ltd., Series 3A, Class DR, (3 mo. LIBOR US + 3.60%), 7.84%, 10/20/29(a)(b)	USD	500	457,058
Generate CLO 4 Ltd., Series 4A, Class ER, (3 mo. LIBOR US + 6.75%), 10.99%, 04/20/32(a)(b)		250	223,068
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 7.03%, 10/15/30(a)(b)		750	700,334
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 9.59%, 10/20/34(a)(b)		250	209,887
Golub Capital Partners CLO 55B Ltd., Series 2021-55A, Class E, (3 mo. LIBOR US + 6.56%), 10.80%, 07/20/34(a)(b)		250	220,129
GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 5.09%, 12/25/35(a)		3,371	1,476,060
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 04/15/33(a)(b)		250	216,740
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (3 mo. SOFR + 6.85%), 10.71%, 07/15/35(a)(b)		250	224,951
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		400	339,742
Mariner Finance Issuance Trust, Series 2020-AA, Class D, 5.75%, 08/21/34(b)		200	171,582
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)(c)		228	191,535
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class ER, (3 mo. LIBOR US + 6.10%), 10.33%, 01/20/32(a)(b)		400	359,604
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class ER, (3 mo. LIBOR US + 5.75%), 9.99%, 07/20/31(a)(b)		250	227,129

Security		Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 7.32%, 04/24/29	USD	300	$285,873
Series 2014-7A, Class B1RR, (3 mo. LIBOR US + 2.25%), 6.49%, 07/20/29		500	481,784
Series 2019-17A, Class ER, (3 mo. LIBOR US + 6.50%), 10.74%, 07/20/32		1,500	1,309,484
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class E, (3 mo. LIBOR US + 6.75%), 10.83%, 01/15/33(a)(b)		500	457,576
OHA Credit Funding 11 Ltd., Series 2022-11A, Class E, (3 mo. SOFR + 7.25%), 11.21%, 07/19/33(a)(b)		250	228,207
Palmer Square Loan Funding Ltd., Series 2022-2A, Class D, (3 mo. SOFR + 6.20%), 10.06%, 10/15/30(a)(b)		250	228,751
Rad CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 11.77%, 01/20/33(a)(b)		250	228,714
Recette CLO Ltd., Series 2015-1A, Class DRR, (3 mo. LIBOR US + 3.25%), 7.49%, 04/20/34(a)(b)		1,000	897,476
Rockford Tower CLO Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 6.89%, 10/20/30(a)(b)		430	394,052
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.29%), 4.68%, 01/25/47(a)		2,767	2,405,743
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 11.30%, 04/30/32(a)(b)		1,250	1,114,381
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3 mo. LIBOR US + 6.25%), 10.33%, 07/15/34(a)(b)		250	217,889
Trestles CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 10.11%, 07/25/31(a)(b)		250	208,823
Trestles CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 7.26%, 04/25/32(a)(b)		1,000	929,277
Whitebox CLO III Ltd., Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 10.93%, 10/15/34(a)(b)		250	227,048

Total Asset-Backed Securities — 23.9% (Cost: $22,415,165)			20,778,266

		Shares

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		2,000	14,580

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(d)		1,350	56,160

Oil, Gas & Consumable Fuels — 0.4%
California Resources Corp.		7,618	331,459

Total Common Stocks — 0.5% (Cost: $185,514)			402,199

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Aerospace & Defense — 1.4%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)	USD	250	$249,109
TransDigm, Inc.
6.25%, 03/15/26(b)(e)		870	857,985
6.38%, 06/15/26		142	138,160

			1,245,254

Airlines — 0.6%
Air France-KLM, 3.88%, 07/01/26(f)	EUR	100	95,780
Allegiant Travel Co., 7.25%, 08/15/27(b)	USD	24	22,828
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)		263	192,215
Deutsche Lufthansa AG, 2.88%, 05/16/27(f)	EUR	100	92,861
Gol Finance SA, 7.00%, 01/31/25(b)	USD	200	87,037

			490,721

Auto Components — 0.5%
Aptiv PLC, 3.10%, 12/01/51(e)		109	64,418
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 05/15/26(b)		130	127,075
Dana, Inc., 5.63%, 06/15/28		72	65,496
IHO Verwaltungs GmbH, (4.50% PIK), 3.75%, 09/15/26(f)(g)	EUR	100	92,781
ZF Finance GmbH, 3.75%, 09/21/28(f)		100	89,732

			439,502

Automobiles — 1.0%
Constellation Automotive Financing PLC, 4.88%, 07/15/27(f)	GBP	100	78,789
Ford Motor Co., 6.10%, 08/19/32	USD	76	70,175
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(e)		597	589,149
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(f).	EUR	100	80,837

			818,950

Banks — 1.1%
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(f)(h)		200	198,586
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	144	129,525
Grupo Aval Ltd., 4.38%, 02/04/30(b)		200	161,600
Intesa Sanpaolo SpA, (5 year EUR Swap + 6.09%), 5.88%(a)(f)(h)	EUR	250	214,887
NBK Tier 1 Ltd., (6 year CMT + 2.88%), 3.63%(a)(b)(h)	USD	277	241,128

			945,726

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		63	59,500
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		201	170,738
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27(f)	GBP	100	82,976
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(e)	USD	402	390,884
OI European Group BV, 2.88%, 02/15/25(f)	EUR	100	102,763
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)	USD	200	183,387

			990,248

Biotechnology — 0.3%
Amgen, Inc.
3.00%, 01/15/52(e)		160	102,118
2.77%, 09/01/53		84	50,555
Gilead Sciences, Inc., 2.60%, 10/01/40		130	90,700

			243,373

Security		Par (000)	Value

Building Materials — 0.2%
Cemex SAB de CV, 3.13%, 03/19/26(f)	EUR	100	$102,449
Masonite International Corp., Class C, 5.38%, 02/01/28(b)	USD	9	8,321
Standard Industries, Inc.(b)
5.00%, 02/15/27		9	8,305
4.75%, 01/15/28		35	31,496

			150,571

Building Products — 0.3%
Home Depot, Inc.
2.75%, 09/15/51(e)		130	84,940
3.63%, 04/15/52		42	32,421
Lowe’s Cos., Inc.
3.00%, 10/15/50(e)		169	107,507
4.25%, 04/01/52		41	32,505
SRS Distribution, Inc., 4.63%, 07/01/28(b)		11	9,751

			267,124

Capital Markets(f) — 0.3%
Sherwood Financing PLC, 6.00%, 11/15/26	GBP	100	93,089
SURA Asset Management SA, 4.88%, 04/17/24	USD	171	169,718

			262,807

Chemicals — 1.9%
Alpek SAB de CV, 3.25%, 02/25/31(b)(e)		200	166,162
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(f)	EUR	100	102,316
Braskem Idesa SAPI, 6.99%, 02/20/32(b)	USD	200	142,500
Chemours Co., 4.00%, 05/15/26	EUR	100	95,554
Equate Petrochemical BV, 4.25%, 11/03/26(f)	USD	200	190,850
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		621	600,815
OCI NV, 3.63%, 10/15/25(f)	EUR	90	95,247
Sasol Financing USA LLC, 6.50%, 09/27/28(e)	USD	287	259,340

			1,652,784

Commercial Services & Supplies — 0.2%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)		99	91,285
Loxam SAS, 3.75%, 07/15/26(f)	EUR	100	96,203

			187,488

Construction & Engineering — 0.1%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(f)(h)		100	84,030

Construction Materials — 0.1%
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	98	95,740

Consumer Discretionary — 0.1%
Atento Luxco 1 SA, 8.00%, 02/10/26(b)		200	106,913

Consumer Finance — 0.1%
Encore Capital Group, Inc., 4.88%, 10/15/25(f)	EUR	100	100,218
Moody’s Corp., 3.10%, 11/29/61	USD	7	4,405

			104,623

Containers & Packaging — 0.6%
Klabin Austria GmbH, 3.20%, 01/12/31(b)		200	161,000
Suzano Austria GmbH
3.13%, 01/15/32(e)		150	116,813
7.00%, 03/16/47(b)		200	199,412

			477,225

Diversified Consumer Services — 0.1%
Rekeep SpA, 7.25%, 02/01/26(f)	EUR	100	88,979

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 2.6%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	214	$206,510
Bank of America Corp., (3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(a)(e)		130	101,733
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(f)(h)		200	154,520
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(f)	GBP	100	93,932
Goldman Sachs Group, Inc.
4.80%, 07/08/44(e)	USD	85	75,150
(1 day SOFR + 1.47%), 2.91%, 07/21/42(a)		9	6,120
JPMorgan Chase & Co.(a)
(1 day SOFR + 1.51%), 2.53%, 11/19/41		9	5,884
(1 day SOFR + 1.58%), 3.33%, 04/22/52(e)		100	67,582
Lloyds Banking Group PLC, (5 year USD Swap + 4.76%), 7.50%(a)(h)		200	193,840
Oceana Australian Fixed Income Trust, 10.00%, 08/31/23(c)	AUD	966	657,701
Oceana Australian Fixed Income Trust, A Note Upsize, 8.00%, 03/28/24(c)		480	321,089
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)	USD	400	197,825
Sun Country Airlines Holdings, Inc., 7.00%, 12/15/23(c)		181	176,300

			2,258,186

Diversified Telecommunication Services — 1.3%
Level 3 Financing, Inc.(b)
4.63%, 09/15/27		25	20,813
4.25%, 07/01/28(e)		431	339,499
3.63%, 01/15/29(e)		381	278,984
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		200	33,475
SoftBank Group Corp.(f)
4.75%, 07/30/25	EUR	100	100,087
(5 year USD ICE Swap + 4.23%), 6.00%(a)(h)	USD	200	189,960
Telecom Italia SpA/Milano, 5.88%, 05/19/23	GBP	50	59,906
Verizon Communications, Inc.
2.88%, 11/20/50(e)	USD	80	50,157
2.99%, 10/30/56		124	75,652

			1,148,533

Electric Utilities — 1.5%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(b)		200	150,912
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		253	200,392
Oncor Electric Delivery Co. LLC, 2.70%, 11/15/51		185	120,823
Talen Energy Supply LLC(b)(d)(i)
7.25%, 05/15/27		501	518,535
6.63%, 01/15/28		274	280,165

			1,270,827

Energy Equipment & Services — 0.4%
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)(e)		292	289,080
Vallourec SA, 8.50%, 06/30/26(f)	EUR	17	17,841

			306,921

Environmental, Maintenance & Security Service — 0.1%
Covanta Holding Corp., 4.88%, 12/01/29(b)	USD	9	7,374
Republic Services, Inc., 3.05%, 03/01/50(e)		135	92,770

			100,144

Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 3.10%, 06/15/50(e)		89	56,002
Crown Castle, Inc., 2.90%, 04/01/41(e)		85	58,230
Equinix, Inc., 2.95%, 09/15/51(e)		85	52,944

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mid-America Apartments LP, 2.88%, 09/15/51	USD	12	$7,648
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26		9	8,197
4.63%, 08/01/29		16	12,201
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(b)		37	31,321
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		12	10,860
Service Properties Trust
4.50%, 06/15/23(e)		386	379,319
4.35%, 10/01/24		10	9,091
7.50%, 09/15/25		33	31,447
XHR LP(b)
6.38%, 08/15/25		68	65,380
4.88%, 06/01/29		11	9,010

			731,650

Food & Staples Retailing — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
4.63%, 01/15/27		147	136,544
5.88%, 02/15/28		13	12,359
4.88%, 02/15/30		17	15,172
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(f)	GBP	100	98,167
Market Bidco Finco PLC, 5.50%, 11/04/27(f)		100	91,832
Picard Groupe SAS, 3.88%, 07/01/26(f)	EUR	100	91,101

			445,175

Food Products(b) — 0.2%
Aramark Services, Inc., 5.00%, 02/01/28	USD	20	18,659
Frigorifico Concepcion SA, 7.70%, 07/21/28		200	159,912

			178,571

Health Care Equipment & Supplies — 0.0%
Becton Dickinson and Co., 3.79%, 05/20/50(e)		38	29,161

Health Care Providers & Services — 2.7%
HCA, Inc., 5.38%, 09/01/26		17	16,811
Medline Borrower LP, 3.88%, 04/01/29(b)(e)		419	337,697
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(f)	EUR	100	100,125
Select Medical Corp., 6.25%, 08/15/26(b)(e)	USD	360	342,299
Tenet Healthcare Corp.(b)
4.63%, 09/01/24(e)		384	372,963
4.88%, 01/01/26(e)		654	618,450
6.25%, 02/01/27		26	24,973
5.13%, 11/01/27		26	24,186
4.63%, 06/15/28		23	20,579
4.25%, 06/01/29(e)		507	439,214
4.38%, 01/15/30		44	38,085

			2,335,382

Health Care Technology — 0.1%
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)		9	8,289
Universal Health Services, Inc., 2.65%, 10/15/30		63	50,140

			58,429

Hotels, Restaurants & Leisure — 4.0%
Affinity Gaming, 6.88%, 12/15/27(b)		150	127,176
Boyd Gaming Corp., 4.75%, 12/01/27(e)		331	308,287
Burger King (Restaurant Brands Int)/New Red Finance, Inc., 3.88%, 01/15/28(b)		13	11,629
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		228	221,542

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc.(b) (continued)
8.13%, 07/01/27	USD	146	$143,452
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		3	2,689
Cedar Fair LP, 5.25%, 07/15/29		9	8,082
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(b)		102	100,890
5.38%, 04/15/27		9	8,595
Churchill Downs, Inc.(b)
5.50%, 04/01/27		10	9,476
4.75%, 01/15/28		9	8,054
CPUK Finance Ltd., 6.50%, 08/28/26(f)	GBP	100	110,691
Full House Resorts, Inc., 8.25%, 02/15/28(b)	USD	13	11,509
Golden Entertainment, Inc., 7.63%, 04/15/26(b)		34	33,511
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		17	15,406
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(b)		147	126,420
IRB Holding Corp., 7.00%, 06/15/25(b)		72	71,820
Marriott International, Inc.
Series FF, 4.63%, 06/15/30		50	46,656
Series GG, 3.50%, 10/15/32(e)		232	192,992
Marriott Ownership Resorts, Inc.(b)
6.13%, 09/15/25		133	137,074
4.50%, 06/15/29		151	125,274
MGM Resorts International
5.75%, 06/15/25		12	11,662
4.63%, 09/01/26		152	139,342
5.50%, 04/15/27		157	146,043
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		102	86,788
Scientific Games International, Inc., 7.00%, 05/15/28(b) .		194	185,058
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(b)(e)		310	317,362
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(f)	GBP	100	109,047
Travel & Leisure Co., 6.63%, 07/31/26(b)(e)	USD	90	88,044
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)
5.50%, 03/01/25		190	180,376
5.25%, 05/15/27		19	17,147
Wynn Macau Ltd., 5.50%, 01/15/26(f)		200	182,100
Wynn Resorts Finance LLC/Wynn Resorts Capital
Corp., 5.13%, 10/01/29(b)		213	182,569

			3,466,763

Household Durables — 3.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
6.63%, 01/15/28		216	190,041
4.63%, 08/01/29		30	24,022
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(b)
6.25%, 09/15/27		234	207,815
5.00%, 06/15/29		10	7,814
Century Communities, Inc., 6.75%, 06/01/27		44	41,981
Forestar Group, Inc.(b)
3.85%, 05/15/26		244	213,912
5.00%, 03/01/28(e)		319	273,691
M/I Homes, Inc., 4.95%, 02/01/28		225	199,903
Mattamy Group Corp., 5.25%, 12/15/27(b)		9	7,982
Newell Brands, Inc., 4.45%, 04/01/26		35	32,928
Taylor Morrison Communities, Inc.(b)(e)
5.88%, 06/15/27		270	259,233

Security		Par (000)	Value

Household Durables (continued)
Taylor Morrison Communities, Inc.(b)(e) (continued)
5.75%, 01/15/28	USD	914	$855,826
Tri Pointe Homes, Inc.
5.25%, 06/01/27(e)		705	629,375
5.70%, 06/15/28		18	16,305

			2,960,828

Independent Power and Renewable Electricity Producers — 1.7%
Calpine Corp.(b)(e)
4.50%, 02/15/28		652	581,570
5.13%, 03/15/28		578	515,745
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(f)		200	181,250
NRG Energy, Inc.
5.75%, 01/15/28		14	13,141
5.25%, 06/15/29(b)		13	11,476
SCC Power PLC(b)(g)
(4.00% PIK), 4.00%, 05/17/32		271	8,131
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		501	170,509

			1,481,822

Insurance(a)(f) — 0.4%
Argentum Netherlands BV for Swiss Re Ltd., (3 mo. LIBOR US + 3.78%), 5.63%, 08/15/52		200	183,000
Argentum Netherlands BV for Zurich Insurance Co. Ltd., (3 mo. EURIBOR + 3.95%), 3.50%, 10/01/46	EUR	100	100,877
AXA SA, (3 mo. EURIBOR + 3.75%), 3.38%, 07/06/47		100	99,009

			382,886

Interactive Media & Services(f) — 0.4%
iliad SA, 5.38%, 06/14/27		100	106,188
United Group BV
4.88%, 07/01/24		100	99,369
(3 mo. EURIBOR + 4.88%), 6.52%, 02/01/29(a)		100	92,059

			297,616

Internet Software & Services — 0.1%
Gen Digital, Inc., 6.75%, 09/30/27(b)	USD	48	47,040

IT Services — 0.3%
Centurion Bidco SpA, 5.88%, 09/30/26(f)	EUR	100	92,094
International Business Machines Corp., 2.95%, 05/15/50(e)	USD	109	70,931
La Financiere Atalian SASU, 6.63%, 05/15/25(f)	GBP	100	80,506

			243,531

Machinery — 0.4%
TK Elevator Midco GmbH(f)
4.38%, 07/15/27	EUR	100	94,703
(3 mo. EURIBOR + 4.75%), 6.13%, 07/15/27(a)		100	103,298
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	200	177,508

			375,509

Media — 1.6%
Altice Financing SA, 2.25%, 01/15/25(f)	EUR	100	97,978
AMC Networks, Inc., 5.00%, 04/01/24	USD	7	6,545
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.85%, 04/01/61		9	5,205
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(b)(e)		306	265,149
Comcast Corp.
2.89%, 11/01/51(e)		105	67,436
2.45%, 08/15/52		9	5,244

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
iHeartCommunications, Inc.
6.38%, 05/01/26	USD	14	$12,797
5.25%, 08/15/27(b)		13	11,012
4.75%, 01/15/28(b)		9	7,329
Lamar Media Corp., 3.75%, 02/15/28		10	8,951
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)		200	143,225
Lorca Telecom Bondco SA, 4.00%, 09/18/27(f)	EUR	100	95,538
Nexstar Media, Inc., 5.63%, 07/15/27(b)(e)	USD	300	275,207
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		11	9,903
4.63%, 03/15/30		9	7,446
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(f)(h)	EUR	100	103,913
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27	USD	54	49,916
5.50%, 07/01/29		48	43,813
TEGNA, Inc.
4.63%, 03/15/28(e)		150	142,455
5.00%, 09/15/29		19	18,027

			1,377,089

Metals & Mining — 1.1%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	173,538
Freeport Indonesia PT, 4.76%, 04/14/27(f)		200	191,772
Nexa Resources SA, 5.38%, 05/04/27(b)		200	187,475
Stillwater Mining Co., 4.00%, 11/16/26(f)		200	175,787
thyssenkrupp AG, 1.88%, 03/06/23(f)	EUR	43	45,799
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(b)	USD	200	135,250

			909,621

Oil, Gas & Consumable Fuels — 5.5%
BP Capital Markets PLC, (5 year EUR Swap + 4.12%), 3.63%(a)(f)(h)	EUR	205	188,162
Buckeye Partners LP
4.13%, 03/01/25(b)	USD	87	82,859
3.95%, 12/01/26		10	8,947
California Resources Corp., 7.13%, 02/01/26(b)		142	136,468
Chesapeake Energy Corp., 5.50%, 02/01/26(b)		51	49,214
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		42	40,530
Ecopetrol SA
4.13%, 01/16/25		181	172,040
4.63%, 11/02/31		40	30,500
EIG Pearl Holdings SARL, 3.55%, 08/31/36(b)		200	167,725
Geopark Ltd., 5.50%, 01/17/27(b)(e)		200	172,287
HTA Group Ltd., 7.00%, 12/18/25(b)		200	183,600
IHS Holding Ltd., 6.25%, 11/29/28(b)		200	160,788
Kinetik Holdings LP, 5.88%, 06/15/30(b)		20	18,756
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		108	107,552
Matador Resources Co., 5.88%, 09/15/26		18	17,306
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(b)(e)		200	164,125
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(e)		178	185,212
Oil & Gas Holding Co. BSCC, 7.63%, 11/07/24(f)		200	203,287
OQ SAOC, 5.13%, 05/06/28(b)		200	188,600
PDC Energy, Inc., 5.75%, 05/15/26		10	9,546
Permian Resources Operating LLC(b)
5.38%, 01/15/26(e)		834	759,177
6.88%, 04/01/27		51	48,054

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Pertamina Persero PT, 3.65%, 07/30/29(f)	USD	200		$182,522
Petroleos Mexicanos
6.50%, 03/13/27		279		253,541
8.75%, 06/02/29		176		164,703
5.95%, 01/28/31		205		154,980
6.70%, 02/16/32		245		192,019
Puma International Financing SA, 5.13%, 10/06/24(b)		200		185,000
SM Energy Co., 6.75%, 09/15/26		139		134,948
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29		32		27,990
4.50%, 04/30/30(e)		172		149,305
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00%, 01/15/28		13		12,401
TotalEnergies SE(a)(f)(h)
(5 year EUR Swap + 2.15%), 2.63%	EUR	100		100,131
Series NC7, (5 year EUR Swap + 1.99%), 1.63%		100		86,785
Transocean Guardian Ltd., 5.88%, 01/15/24(b)	USD	53		51,414

				4,790,474

Pharmaceuticals — 0.7%
Bausch Health Cos., Inc., 5.50%, 11/01/25(b)		30		25,485
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(f)	EUR	100		93,777
CVS Health Corp.
2.70%, 08/21/40	USD	115		79,450
5.05%, 03/25/48(e)		85		76,291
Elanco Animal Health, Inc., 6.40%, 08/28/28		13		12,370
Merck & Co., Inc., 2.75%, 12/10/51		203		135,632
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26(f)	EUR	100		101,827
Rossini SARL, 6.75%, 10/30/25(f)		100		105,852

				630,684

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 5.75%, 02/01/27(b)	USD	13		12,672

Real Estate Management & Development — 2.2%
Adler Group SA, 3.25%, 08/05/25(d)(f)(i)	EUR	100		43,460
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)(e)	USD	270		244,485
China Evergrande Group, 10.50%, 04/11/24(d)(f)(i)		200		13,850
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(f)	EUR	100		72,748
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(d)(f)(i)	USD	200		15,500
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(e)		467		392,570
Howard Hughes Corp., 5.38%, 08/01/28(b)(e)		451		406,229
JGC Ventures Pte. Ltd.(g)
(3.00% PIK), 0.00%, 06/30/25		7		1,527
(3.00% PIK), 3.00%, 06/30/25(d)(f)(i)		239		95,551
(3.00% PIK), 10.75%, 06/30/25		—	(j)	57
Kaisa Group Holdings Ltd., 11.95%, 10/22/22(d)(i)		200		26,000
MAF Global Securities Ltd., (5 year CMT + 3.54%), 6.38%(a)(f)(h)		200		191,225
MAF Sukuk Ltd., 4.64%, 05/14/29(f)		267		259,040
Modern Land China Co. Ltd., 11.50%, 11/13/22(d)(i)		200		10,632
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(f)		200		159,100
Yango Justice International Ltd., 8.25%, 11/25/23(d)(f)(i)		200		3,000

				1,934,974

Road & Rail — 0.4%
CMA CGM SA, 7.50%, 01/15/26(f)	EUR	100		110,417

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
Getlink SE, 3.50%, 10/30/25(f)	EUR	100	$103,834
Norfolk Southern Corp., 3.05%, 05/15/50(e)	USD	175	117,212
United Rentals North America, Inc., 6.00%, 12/15/29		51	50,681

			382,144

Semiconductors & Semiconductor Equipment — 0.1%
Broadcom, Inc., 3.75%, 02/15/51(b)(e)		165	113,913
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51		9	5,590

			119,503

Software — 0.6%
Boxer Parent Co., Inc., 6.50%, 10/02/25(f)	EUR	100	101,636
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(b)	USD	95	80,016
Open Text Corp., 6.90%, 12/01/27		31	31,000
Oracle Corp.
3.60%, 04/01/50(e)		179	120,515
3.95%, 03/25/51		23	16,386
Playtika Holding Corp., 4.25%, 03/15/29(b)		182	142,861

			492,414

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(f)	EUR	100	97,697

Technology Hardware, Storage & Peripherals — 0.0%
Dell International LLC/EMC Corp., 8.35%, 07/15/46	USD	21	23,925

Thrifts & Mortgage Finance — 0.7%
doValue SpA, 3.38%, 07/31/26(f)	EUR	102	95,732
Jerrold Finco PLC, 4.88%, 01/15/26(f)	GBP	100	103,909
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)	USD	11	9,845
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(b)
2.88%, 10/15/26		72	61,716
3.63%, 03/01/29		228	180,676
3.88%, 03/01/31		56	42,744
United Wholesale Mortgage LLC, 5.75%, 06/15/27(b)		153	131,716

			626,338

Transportation Infrastructure(b) — 0.4%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(e)		200	163,662
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29		200	193,750

			357,412

Utilities — 0.9%
Genneia SA, 8.75%, 09/02/27(b)		93	90,081
Orano SA, 2.75%, 03/08/28(f)	EUR	100	96,217
Veolia Environnement SA, (5 year EUR Swap + 2.84%), 2.50%(a)(f)(h)		300	255,258
Vistra Operations Co. LLC(b)
5.50%, 09/01/26	USD	17	16,378
5.63%, 02/15/27		23	21,819
5.00%, 07/31/27(e)		343	318,336

			798,089

Wireless Telecommunication Services — 1.9%
Altice France SA/France(f)
2.13%, 02/15/25	EUR	100	94,222
5.88%, 02/01/27		100	93,114
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31	USD	164	140,679

Security		Par (000)		Value

Wireless Telecommunication Services (continued)
Kenbourne Invest SA, 6.88%, 11/26/24(b)(e)	USD	234		$221,028
Millicom International Cellular SA, 5.13%, 01/15/28(f)		242		224,669
T-Mobile USA, Inc., 3.30%, 02/15/51(e)		165		110,111
VICI Properties LP/VICI Note Co., Inc.(b)
5.63%, 05/01/24(e)		450		445,617
3.50%, 02/15/25		13		12,257
4.63%, 06/15/25		59		56,566
4.50%, 09/01/26		9		8,470
4.25%, 12/01/26		22		20,524
3.75%, 02/15/27		13		11,801
4.13%, 08/15/30		17		14,878
Vmed O2 U.K. Financing I PLC(f)
3.25%, 01/31/31	EUR	100		84,833
4.50%, 07/15/31	GBP	100		91,892

				1,630,661

Total Corporate Bonds — 47.1% (Cost: $47,511,501)				40,954,729

Floating Rate Loan Interests(a)

Air Freight & Logistics — 0.0%
Kestrel Bidco, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.35%, 12/11/26	USD	—	(j)	174

Building Materials — 0.6%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 04/12/28		609		544,340

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27		106		102,813

Commercial Services & Supplies — 0.5%
Interface Security Systems LLC, Term Loan, (3 mo. LIBOR + 7.00%, 7.00% PIK), 8.75%, 08/07/23(c)(g)		486		456,977

Diversified Financial Services — 3.9%
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 6.73%, 02/17/23(c)		42		798
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 8.90%, 12/17/27		34		35,808
Luxembourg Life Fund, 2021 Term Loan, (3 mo. LIBOR + 9.25%), 13.93%, 04/01/23(c)		1,997		1,994,747
Oceana Australian Fixed Income Trust, A Note Upsize, 8.00%, 01/21/24(c)	AUD	1,740		1,163,947
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27	USD	199		192,067

				3,387,367

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 6.89%, 03/06/25		101		99,350

Hotels, Restaurants & Leisure — 0.6%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 02/02/26		168		152,061

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 11.88%, 05/01/28	USD	109	$107,989
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29		247	234,494

			494,544

Media — 0.5%
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26		349	344,447
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.35%), 7.47%, 08/24/26		598	65,786

			410,233

Total Floating Rate Loan Interests — 6.3% (Cost: $6,281,935)			5,495,798

Foreign Agency Obligations

Bahrain — 0.2%
Bahrain Government International Bond, 6.75%, 09/20/29(f)		200	198,163

Chile — 0.2%
Chile Government International Bond, 4.34%, 03/07/42 .		200	168,475

Colombia — 0.9%
Colombia Government International Bond
4.50%, 01/28/26		200	187,725
3.13%, 04/15/31(e)		340	251,982
4.13%, 05/15/51(e)		200	119,913
Republic of Colombia Senior Unsecured, 8.00%, 04/20/33		200	199,600

			759,220

Dominican Republic — 0.7%
Dominican Republic International Bond 6.88%, 01/29/26(f)		114	114,877
5.95%, 01/25/27(f)		128	124,904
5.50%, 02/22/29(b)		175	160,267
4.88%, 09/23/32(b)(e)		311	257,119

			657,167

Egypt — 0.2%
Egypt Government International Bond, 8.50%, 01/31/47(e)(f)		284	187,440

Guatemala — 0.7%
Guatemala Government Bond 4.50%, 05/03/26(f)		200	191,663
5.25%, 08/10/29(b)		200	191,850
5.38%, 04/24/32(b)(e)		200	194,912

			578,425

Hungary — 0.4%
Hungary Government International Bond 5.38%, 03/25/24		142	141,672
5.25%, 06/16/29(b)		200	190,162

			331,834

Indonesia — 0.2%
Indonesia Government International Bond, 5.35%, 02/11/49		200	194,522

Security		Par (000)	Value

Ivory Coast — 0.4%
Ivory Coast Government International Bond, 6.38%, 03/03/28(f)	USD	400	$387,000

Mexico — 0.6%
Mexico Government International Bond 3.75%, 01/11/28		200	188,400
4.88%, 05/19/33		200	184,200
4.35%, 01/15/47(e)		200	149,725

			522,325

Morocco — 0.2%
Morocco Government International Bond, 2.38%, 12/15/27(b)		202	174,957

Nigeria — 0.4%
Nigeria Government International Bond 8.38%, 03/24/29(b)		200	165,000
7.88%, 02/16/32(f)		200	150,000

			315,000

Oman — 0.5%
Oman Government International Bond(f) 6.50%, 03/08/47		306	277,695
6.75%, 01/17/48		200	186,162

			463,857

Panama — 0.6%
Panama Government International Bond 3.88%, 03/17/28		200	188,725
3.16%, 01/23/30		200	171,725
4.50%, 04/16/50(e)		200	150,850

			511,300

Paraguay — 0.3%
Paraguay Government International Bond, 5.40%, 03/30/50(b)(e)		300	257,588

Peru — 0.4%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(f)		200	192,975
Peruvian Government International Bond, 3.30%, 03/11/41(e)		170	123,866

			316,841

Romania — 0.7%
Romanian Government International Bond 5.25%, 11/25/27(b)		174	166,474
2.88%, 03/11/29(f)	EUR	177	156,348
2.50%, 02/08/30(f)		187	154,359
2.12%, 07/16/31(f)		216	158,861

			636,042

Saudi Arabia — 0.4%
Saudi Government International Bond(f) 2.25%, 02/02/33	USD	200	161,537
3.75%, 01/21/55		200	156,663

			318,200

Senegal — 0.2%
Senegal Government International Bond, 6.25%, 05/23/33(f)		200	164,225

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

South Africa — 0.4%
Republic of South Africa Government International Bond
4.85%, 09/30/29	USD	200	$177,475
5.88%, 04/20/32		200	179,750

			357,225

Ukraine — 0.2%
Ukraine Government International Bond(d)(i)
8.99%, 02/01/26(f)		200	43,913
7.75%, 09/01/27(f)		110	22,811
7.25%, 03/15/35(b)		400	74,575

			141,299

Total Foreign Agency Obligations — 8.8% (Cost: $8,947,275)			7,641,105

Municipal Bonds

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43		20	8,716
0.00%, 11/01/51		217	71,560
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		91	29,614

			109,890

Total Municipal Bonds — 0.1% (Cost: $137,949)			109,890

Non-Agency Mortgage-Backed Securities

Banks — 4.0%
Western Alliance Bank, 10.22%, 12/30/24		3,510	3,507,682

Collateralized Mortgage Obligations(b) — 5.2%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)		1,058	926,599
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 9.93%, 10/25/41(a)		137	124,065
Credit Suisse Mortgage Capital Certificates Trust
Series 2021-JR1, Class A2, 3.50%, 09/27/66(a)		507	446,025
Series 2021-JR1, Class B2, 32.56%, 09/27/66		875	762,463
Series 2021-JR1, Class PT2, 0.00%, 07/26/60(a)(c)		726	261,306
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36		1,901	1,046,865
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, (1 mo. LIBOR), 4.29%, 02/25/38(a)		3,455	957,344

			4,524,667

Commercial Mortgage-Backed Securities — 5.3%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, (1 mo. LIBOR US + 3.10%), 7.42%, 04/15/35(a)(b)		125	114,266
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class J, (1 mo. SOFR CME + 2.76%), 7.10%, 10/15/36		595	565,582
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 8.22%, 01/15/34		100	91,111
Citigroup Commercial Mortgage Trust(a)(b)
Series 2019-PRM, Class E, 4.73%, 05/10/36		500	496,587
Series 2019-PRM, Class F, 4.73%, 05/10/36		750	741,934
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 7.81%, 11/15/37(a)(b)		127	120,830

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust, Series 2013-GAM, Class E, 3.42%, 02/10/28(a)(b)(c)	USD	110	$102,912
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 10.48%, 10/15/37		300	274,150
Series 2021-BHAR, Class E, (1 mo. LIBOR US + 3.50%), 7.82%, 11/15/38		250	237,706
HONO Mortgage Trust, Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 8.72%, 10/15/36(a)(b)		125	112,673
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41(a)(b)		498	334,955
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class F, (1 mo. SOFR CME + 3.54%), 7.88%, 04/15/37(a)(b)		100	80,232
MED Trust, Series 2021, Class G, (1 mo. LIBOR US + 5.25%), 9.57%, 11/15/38(a)(b)		71	64,881
MF1 Trust, Series 2021-W10, Class G, (1 mo. SOFR CME + 4.22%), 8.56%, 12/15/34(a)(b)		120	108,423
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		625	425,384
Morgan Stanley Capital I Trust(b)
Series 2018-MP, Class E, 4.28%, 07/11/40(a)		247	174,033
Series 2019-H7, Class D, 3.00%, 07/15/52		750	502,823
Wells Fargo Commercial Mortgage Trust, Series 2020- SDAL, Class E, (1 mo. LIBOR US + 2.74%), 7.06%, 02/15/37(a)(b)		50	46,380

			4,594,862

Total Non-Agency Mortgage-Backed Securities — 14.5% (Cost: $14,148,111)			12,627,211

Preferred Securities

Capital Trusts — 5.1%(a)

Banks(h) — 1.6%
ABN AMRO Bank NV, 4.75%(f)	EUR	200	181,437
AIB Group PLC, 6.25%(f)		200	199,950
Banco Mercantil del Norte SA(b)
5.88%	USD	200	178,100
6.75%		300	292,181
CaixaBank SA, 6.38%(f)	EUR	200	208,452
ING Groep NV, Series NC10, 4.25%	USD	200	137,252
Svenska Handelsbanken AB, 4.38%(f)		200	178,260

			1,375,632

Chemicals — 0.3%
Solvay SA, 2.50%(f)(h)	EUR	300	282,897

Diversified Financial Services(h) — 1.2%
Banco Santander SA, 3.63%(f)		200	148,000
Barclays PLC
8.00%	USD	200	194,321
6.13%		200	182,500
Credit Suisse Group AG, 6.25%(b)		200	156,306
NatWest Group PLC, 4.60%		200	143,186
UBS Group AG(b)
4.88%		220	186,450
7.00%		50	49,191

			1,059,954

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services — 0.8%
British Telecommunications PLC, 4.25%, 11/23/81(b)	USD	200	$167,316
Telefonica Europe BV(f)(h)
4.38%	EUR	100	101,951
2.38%		500	400,081

			669,348

Electric Utilities — 0.1%
Iberdrola International BV, Series NC9, 1.83%(f)(h)		100	81,441

Insurance — 0.2%
Allianz SE, 3.20%(f)(h)	USD	200	148,652

Media — 0.1%
SES SA, 2.88%(f)(h)	EUR	100	84,951

Oil, Gas & Consumable Fuels — 0.2%
Eni SpA, Series NC-9, 2.75%(f)(h)		200	164,663

Pharmaceuticals — 0.3%
Bayer AG, 3.13%, 11/12/79(f)		300	271,760

Utilities — 0.2%
Electricite de France SA, 3.38%(f)(h)		200	154,247

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 4.20%, 10/03/78(f)		100	96,876

			4,390,421

Total Preferred Securities — 5.1% (Cost: $5,451,009)			4,390,421

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities(a)(b) — 1.1%
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/27	USD	130	115,263
Series 2019-K99, Class C, 3.65%, 10/25/52		1,000	850,974

			966,237

Mortgage-Backed Securities(k) — 4.9%
Uniform Mortgage-Backed Securities
4.50%, 01/12/53		2,185	2,101,930
5.00%, 01/12/53		2,184	2,163,593

			4,265,523

Total U.S. Government Sponsored Agency Securities — 6.0% (Cost: $5,404,401)			5,231,760

Total Long-Term Investments — 112.3% (Cost: $110,482,860)			97,631,379

Security	Shares	Value

Short-Term Securities

Money Market Funds — 6.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(l)(m)	5,876,317	$5,876,317

Total Short-Term Securities — 6.7% (Cost: $5,876,317)		5,876,317

Total Investments Before TBA Sale Commitments — 119.0% (Cost: $116,359,177)		103,507,696

	Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (2.5)%
Uniform Mortgage-Backed Securities, 5.00%, 01/12/53(k)	(2,184)	(2,163,593)

Total TBA Sale Commitments — (2.5)% (Proceeds: $(2,163,593))		(2,163,593)

Total Investments, Net of TBA Sale Commitments — 116.5% (Cost: $114,195,584)		101,344,103
Liabilities in Excess of Other Assets — (16.5)%		(14,382,947)

Net Assets — 100.0%		$86,961,156

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Rounds to less than 1,000.
(k)	Represents or includes a TBA transaction.
(l)	Affiliate of the Trust.
(m)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,817,225	$1,059,092	(a)	$—	$—	$—	$5,876,317	5,876,317	$84,291	$—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	2,806,508	—		(2,514,562)	(98,058)	(193,888)	—	—	40,365	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	4,365,308		(4,464,705)	99,397	—	—	—	—	—

					$1,339	$(193,888)	$5,876,317		$124,656	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	3.25	%(b)	10/17/22	Open	$123,975	$124,825	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/09/22	Open	170,213	171,208	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	255,106	256,643	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	245,354	246,831	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	307,835	309,689	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	280,689	282,379	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	356,062	358,207	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	253,812	255,341	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	210,540	211,808	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open	230,029	231,414	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/10/22	Open	78,163	78,582	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/10/22	Open	109,156	109,741	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/10/22	Open	209,510	210,675	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/10/22	Open	85,050	85,506	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/10/22	Open	64,125	64,468	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.35	(b)	11/16/22	Open	101,250	101,740	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	4.45	(b)	11/16/22	Open	155,135	155,905	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/16/22	Open	200,250	201,269	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	4.52	(b)	11/16/22	Open	63,919	64,242	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.60	(b)	11/16/22	Open	201,875	202,915	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	4.55	(b)	11/16/22	Open	165,500	166,342	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.62	(b)	11/16/22	Open	119,325	119,943	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open	478,405	480,183	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open	694,912	697,495	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open	422,662	424,233	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open	633,840	636,196	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.35	(b)	12/05/22	Open	318,600	319,495	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.50	(b)	12/14/22	Open	131,341	131,593	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.65	(b)	12/20/22	Open	824,885	826,057	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.65	(b)	12/20/22	Open	584,512	585,343	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.65	(b)	12/20/22	Open	405,600	406,176	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.65	(b)	12/20/22	Open	323,154	323,613	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.65	(b)	12/20/22	Open	549,986	550,768	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.65	(b)	12/20/22	Open	270,100	270,484	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.35	(b)	12/28/22	Open	140,423	140,474	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	4.45	(b)	12/28/22	Open	115,475	115,518	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	4.50	(b)	12/28/22	Open	136,250	136,301	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.50	(b)	12/28/22	Open	137,000	137,051	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.50	(b)	12/28/22	Open	182,250	182,318	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	4.55	(b)	12/28/22	Open	97,400	97,437	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	12/28/22	Open	27,455	27,465	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	12/28/22	Open	107,625	107,666	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	12/28/22	Open	104,775	104,815	Corporate Bonds	Open/Demand

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	4.55	%(b)	12/28/22	Open	$230,513	$230,600	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	12/28/22	Open	61,125	61,148	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.52	(b)	12/28/22	Open	117,725	117,769	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	4.52	(b)	12/28/22	Open	55,675	55,696	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.52	(b)	12/28/22	Open	111,788	111,830	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.52	(b)	12/28/22	Open	48,200	48,218	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.52	(b)	12/28/22	Open	56,250	56,271	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.53	(b)	12/28/22	Open	72,781	72,809	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.53	(b)	12/28/22	Open	157,392	157,452	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.55	(b)	12/28/22	Open	142,750	142,804	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	4.55	(b)	12/28/22	Open	182,410	182,479	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open	99,775	99,812	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open	100,200	100,238	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open	74,481	74,509	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open	49,000	49,018	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open	52,063	52,082	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.62	(b)	12/28/22	Open	115,500	115,544	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.62	(b)	12/28/22	Open	72,788	72,816	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	296,395	296,510	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	234,000	234,091	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	219,938	220,023	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	335,995	336,125	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	317,077	317,200	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	516,412	516,613	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	201,949	202,027	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open	320,479	320,603	Corporate Bonds	Open/Demand

					$14,916,184	$14,954,641

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	67	03/22/23	$7,513	$(40,187)
U.S. Long Bond	7	03/22/23	873	(7,949)
Ultra U.S. Treasury Bond	10	03/22/23	1,335	(112,978)
2-Year U.S. Treasury Note	85	03/31/23	17,425	5,444

				(155,670)

Short Contracts
10-Year Japanese Government Treasury Bonds	3	03/13/23	3,325	61,177
10-Year U.S. Ultra Long Treasury Note	95	03/22/23	11,200	137,403
5-Year U.S. Treasury Note	124	03/31/23	13,371	11,604

				210,184

				$54,514

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	803,818	USD	148,284	Morgan Stanley & Co. International PLC	03/15/23	$1,972
EUR	331,000	USD	355,194	Morgan Stanley & Co. International PLC	03/15/23	824

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,981,000	USD	4,249,236	UBS AG	03/15/23	$32,663
USD	234,997	EUR	218,000	Bank of America N.A.	03/15/23	520
USD	366,036	GBP	300,000	Deutsche Bank AG	03/15/23	2,720
USD	867,106	GBP	697,000	Morgan Stanley & Co. International PLC	03/15/23	23,002

						61,701

USD	5,383	AUD	8,000	Deutsche Bank AG	03/15/23	(79)
USD	2,164,030	AUD	3,186,000	UBS AG	03/15/23	(11,282)
USD	94,600	CAD	129,000	Bank of America N.A.	03/15/23	(726)
USD	116,000	CNH	802,742	Morgan Stanley & Co. International PLC	03/15/23	(623)
USD	6,833,373	EUR	6,368,000	BNP Paribas SA	03/15/23	(15,944)
USD	5,162,935	EUR	4,811,234	Deutsche Bank AG	03/15/23	(11,950)
USD	172,523	EUR	161,210	JPMorgan Chase Bank N.A.	03/15/23	(872)
USD	318,751	EUR	300,830	JPMorgan Chase Bank N.A.	03/15/23	(4,817)

						(46,293)

						$15,408

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V13	5.00%	Quarterly	12/20/24	C+	USD	6,380	$194,016	$(3,189)	$197,205
CDX.NA.HY.34.V10	5.00	Quarterly	06/20/25	CC-	USD	5,278	132,527	(2,808)	135,335

							$326,543	$(5,997)	$332,540

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.18%	Annual	1-Day SOFR, 4.32%	Annual	N/A	06/21/24	USD	2,108	$12,245	$(4,040)	$16,285
1-Day SOFR, 4.32%	Annual	3.71%	Annual	N/A	01/10/27	USD	2,366	(12,613)	18,394	(31,007)
1-Day SOFR, 4.32%	Annual	1.56%	Annual	N/A	03/07/27	USD	2,933	(267,839)	(72,231)	(195,608)
3.50%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/28/31	USD	76	432	(1,347)	1,779
3.22%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/28/51	USD	34	181	(1,782)	1,963

								$(267,594)	$(61,006)	$(206,588)

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	4	$160	$139	$21
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	4	150	131	19
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	2	71	61	10
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	943	(177,123)	(3,695)	(173,428)
CMBX.NA.15	3.00	Monthly	Goldman Sachs International	11/15/64	N/R	USD	1,023	(195,245)	(219,232)	23,987
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R	USD	1,023	(195,302)	(199,069)	3,767
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/18/64	N/R	USD	1,000	(190,912)	(187,376)	(3,536)

								$(758,201)	$(609,041)	$(149,160)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	03/17/23	USD	1,885	$(28,272)	$205	$(28,477)
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	03/17/23	USD	119	(1,682)	—	(1,682)

									$(29,954)	$205	$(30,159)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$18,394	$ (85,397)	$352,567	$(226,615)
OTC Swaps	536	(609,372)	27,804	(207,123)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$215,628	$—	$215,628
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	61,701	—	—	61,701

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$332,540	$—	$—	$20,027	$—	$352,567
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	28,135	205	—	—	—	28,340

	$—	$360,675	$205	$61,701	$235,655	$—	$658,236

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$161,114	$—	$161,114
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	46,293	—	—	46,293
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	226,615	—	226,615
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	786,336	30,159	—	—	—	816,495

	$—	$786,336	$30,159	$46,293	$387,729	$—	$1,250,517

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,598,116	$—	$1,598,116
Forward foreign currency exchange contracts	—	—	—	1,418,436	—	—	1,418,436
Options purchased(a)	—	—	217,069	(36,725)	(18,691)	—	161,653
Options written	—	—	(33,671)	13,545	6,043	—	(14,083)
Swaps	—	(591,485)	(11,698)	—	(176,923)	—	(780,106)

	$—	$(591,485)	$171,700	$1,395,256	$1,408,545	$—	$2,384,016

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$89,427	$—	$89,427
Forward foreign currency exchange contracts	—	—	—	182,486	—	—	182,486
Options purchased(b)	—	—	21,514	—	(2,856)	—	18,658
Options written	—	—	(8,150)	—	(2,980)	—	(11,130)
Swaps	—	(242,757)	(30,159)	—	(233,844)	—	(506,760)

	$—	$(242,757)	$(16,795)	$182,486	$(150,253)	$—	$(227,319)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,146,945
Average notional value of contracts — short	$28,317,550
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$17,845,135
Average amounts sold — in USD	$4,724,286
Options:
Average value of option contracts purchased	$36,529
Average value of option contracts written	$13,880
Average notional value of swaption contracts purchased	$344,662
Average notional value of swaption contracts written	$—	(a)

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Credit default swaps:
Average notional value — sell protection	$20,858,530
Interest rate swaps:
Average notional value — pays fixed rate	$2,299,256
Average notional value — receives fixed rate	$5,733,860
Total return swaps:
Average notional value	$1,460,390

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$67,897	$56,097
Forward foreign currency exchange contracts	61,701	46,293
Swaps — centrally cleared	—	6,468
Swaps — OTC(a)	28,340	816,495

Total derivative assets and liabilities in the Statements of Assets and Liabilities	157,938	925,353

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(67,897)	(62,565)

Total derivative assets and liabilities subject to an MNA	$90,041	$862,788

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
Bank of America N.A	$520	$(520)	$—	$—	$—
BNP Paribas SA	205	(205)	—	—	—
Deutsche Bank AG	2,720	(2,720)	—	—	—
Goldman Sachs International	23,987	(23,987)	—	—	—
JPMorgan Chase Bank N.A	381	(381)	—	—	—
Morgan Stanley & Co. International PLC	29,565	(29,565)	—	—	—
UBS AG	32,663	(11,282)	—	—	21,381

	$90,041	$(68,660)	$—	$—	$21,381

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(d)	Net Amount of Derivative Liabilities(b)(e)
Bank of America N.A.	$726	$(520)	$—	$—	$206
BNP Paribas SA	44,421	(205)	—	—	44,216
Deutsche Bank AG	12,029	(2,720)	—	—	9,309
Goldman Sachs International	219,232	(23,987)	—	—	195,245
JPMorgan Chase Bank N.A.	7,371	(381)	—	—	6,990
Morgan Stanley & Co. International PLC	567,727	(29,565)	—	(538,162)	—
UBS AG	11,282	(11,282)	—	—	—

	$862,788	$(68,660)	$—	$(538,162)	$255,966

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes. (e) Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$20,586,731	$191,535	$20,778,266
Common Stocks	402,199	—	—	402,199
Corporate Bonds	—	39,799,639	1,155,090	40,954,729
Floating Rate Loan Interests	—	1,879,329	3,616,469	5,495,798
Foreign Agency Obligations	—	7,641,105	—	7,641,105
Municipal Bonds	—	109,890	—	109,890
Non-Agency Mortgage-Backed Securities	—	12,262,993	364,218	12,627,211
Preferred Securities
Capital Trusts	—	4,390,421	—	4,390,421
U.S. Government Sponsored Agency Securities	—	5,231,760	—	5,231,760
Short-Term Securities
Money Market Funds	5,876,317	—	—	5,876,317
Liabilities
Investments
TBA Sale Commitments	—	(2,163,593)	—	(2,163,593)

	$6,278,516	$89,738,275	$5,327,312	$101,344,103

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$360,344	$—	$360,344
Foreign Currency Exchange Contracts	—	61,701	—	61,701
Interest Rate Contracts	215,628	20,027	—	235,655
Liabilities
Credit Contracts	—	(176,964)	—	(176,964)
Equity Contracts	—	(30,159)	—	(30,159)
Foreign Currency Exchange Contracts	—	(46,293)	—	(46,293)
Interest Rate Contracts	(161,114)	(226,615)	—	(387,729)

	$54,514	$(37,959)	$—	$16,555

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $14,954,641 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage -Backed Securities	Total
Assets
Opening balance, as of December 31, 2021	$65,038	$1,005,613	$3,280,642	$786,988	$5,138,281
Transfers into Level 3	297,716	—	—	472,188	769,904
Transfers out of Level 3	—	—	—	(491,044)	(491,044)
Accrued discounts/premiums	(153)	—	15,808	22	15,677
Net realized gain (loss)	(232,611)	(5,632)	1,984	24,868	(211,391)
Net change in unrealized appreciation (depreciation)(a)(b)	172,052	(88,938)	(139,988)	20,421	(36,453)
Purchases	—	361,272	1,297,042	—	1,658,314
Sales	(110,507)	(117,225)	(839,019)	(449,225)	(1,515,976)

Closing balance, as of December 31, 2022	$191,535	$1,155,090	$3,616,469	$364,218	$5,327,312

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$(50,160)	$(89,634)	$(140,456)	$20,421	$(259,829)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $556,551. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$1,155,090	Income	Discount Rate	10% - 10%	10%

Floating Rate Loan Interests	3,615,671	Income	Discount Rate	10% - 17%	14%

	$4,770,761

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Statement of Assets and Liabilities

December 31, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments, at value — unaffiliated(a)	$212,552,687	$97,631,379
Investments, at value — affiliated(b)	10,499,528	5,876,317
Cash	3,986	63,453
Cash pledged:
Collateral — OTC derivatives	2,672,000	700,000
Futures contracts	1,016,000	392,000
Centrally cleared swaps	2,209,000	876,000
Foreign currency, at value(c)	690,206	263,675
Receivables:
Investments sold	494,402	4,390
Reverse repurchase agreements	—	123,975
TBA sale commitments	6,377,550	2,163,593
Capital shares sold	—	133,655
Dividends — affiliated	35,162	15,123
Interest — unaffiliated	3,100,861	1,419,756
Due from broker	—	50,000
Variation margin on futures contracts	286,602	67,897
Swap premiums paid	646	536
Unrealized appreciation on:
Forward foreign currency exchange contracts	132,795	61,701
OTC swaps	95,711	27,804
Prepaid expenses	1,765	705

Total assets	240,168,901	109,871,959

LIABILITIES
Due to broker	310,000	66,969
TBA sale commitments, at value(d)	6,343,660	2,163,593
Reverse repurchase agreements, at value	2,220,185	14,954,641
Payables:
Investments purchased	12,662,445	4,295,752
Reverse repurchase agreements	796,197	197,730
Accounting services fees	19,428	11,730
Custodian fees	15,940	12,468
Interest expense	9,837	—
Investment advisory fees	235,215	86,843
Trustees’ and Officer’s fees	745	306
Other accrued expenses	68,809	36,974
Principal payups	51,027	44,101
Professional fees	103,269	90,879
Distribution fees	—	22,324
Transfer agent fees	26,424	1,140
Variation margin on futures contracts	145,164	56,097
Variation margin on centrally cleared swaps	37,814	6,468
Swap premiums received	2,346,056	609,372
Unrealized depreciation on:
Forward foreign currency exchange contracts	111,914	46,293
OTC swaps	280,897	207,123

Total liabilities	25,785,026	22,910,803

NET ASSETS	$214,383,875	$86,961,156

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$328,908,651	$126,135,987
Accumulated loss	(114,524,776)	(39,174,831)

NET ASSETS	$214,383,875	$86,961,156

Net asset value	$66.67	$69.62

(a) Investments, at cost — unaffiliated	$253,276,879	$110,482,860
(b) Investments, at cost — affiliated	$10,630,431	$5,876,317
(c) Foreign currency, at cost	$683,158	$260,799
(d) Proceeds from TBA sale commitments	$6,377,550	$2,163,593
(e) Shares outstanding	3,215,627	1,249,010
(f) Shares authorized	Unlimited	Unlimited
(g) Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statement of Operations

Year Ended December 31, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

INVESTMENT INCOME
Dividends — unaffiliated	$25,667	$47,275
Dividends — affiliated	318,168	124,656
Interest — unaffiliated	17,499,360	7,836,292
Other income — unaffiliated	110,650	44,765
Foreign taxes withheld	(212)	(173)

Total investment income	17,953,633	8,052,815

EXPENSES
Investment advisory	3,740,048	1,661,637
Professional	142,843	129,323
Transfer agent	108,514	11,565
Accounting services	58,641	35,735
Custodian	50,249	40,451
Printing and postage	33,702	27,018
Trustees and Officer	14,000	6,528
Service and distribution	—	255,786
Miscellaneous	36,134	25,600

Total expenses excluding interest expense	4,184,131	2,193,643
Interest expense	614,300	472,210

Total expenses	4,798,431	2,665,853
Less:
Fees waived and/or reimbursed by the Manager	(33,703)	(347,062)

Total expenses after fees waived and/or reimbursed	4,764,728	2,318,791

Net investment income	13,188,905	5,734,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,004,152)	(13,797,661)
Investments — affiliated	238,144	1,339
Forward foreign currency exchange contracts	3,840,509	1,418,436
Foreign currency transactions	(158,546)	(22,471)
Futures contracts	3,416,439	1,598,116
Options written	(27,085)	(14,083)
Swaps	(1,647,876)	(780,106)

	(29,342,567)	(11,596,430)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(23,152,775)	(10,024,156)
Investments — affiliated	(350,474)	(193,888)
Forward foreign currency exchange contracts	264,323	182,486
Foreign currency translations	27,468	10,853
Futures contracts	216,957	89,427
Options written	(29,309)	(11,130)
Swaps	(2,304,962)	(506,760)
Unfunded floating rate loan interests	—	(558)

	(25,328,772)	(10,453,726)

Net realized and unrealized loss	(54,671,339)	(22,050,156)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,482,434)	$(16,316,132)

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust		BlackRock Multi-Sector Opportunities Trust II

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,188,905	$19,949,959	$5,734,024	$7,053,350
Net realized gain (loss)	(29,342,567)	7,665,337	(11,596,430)	2,675,616
Net change in unrealized appreciation (depreciation)	(25,328,772)	(15,180,207)	(10,453,726)	(4,590,221)

Net increase (decrease) in net assets resulting from operations	(41,482,434)	12,435,089	(16,316,132)	5,138,745

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(19,467,423)	(24,880,519)	(8,272,966)	(9,296,750)
Return of capital	(1,175,297)	—	—	(108,369)

Decrease in net assets resulting from distributions to shareholders	(20,642,720)	(24,880,519)	(8,272,966)	(9,405,119)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	2,558,006	3,875,358	4,364,460	4,434,742
Repurchase of shares resulting from tender offers	(42,632,881)	(35,196,527)	(21,147,382)	(13,991,330)

Net decrease in net assets derived from capital share transactions	(40,074,875)	(31,321,169)	(16,782,922)	(9,556,588)

NET ASSETS
Total decrease in net assets	(102,200,029)	(43,766,599)	(41,372,020)	(13,822,962)
Beginning of year	316,583,904	360,350,503	128,333,176	142,156,138

End of year	$214,383,875	$316,583,904	$86,961,156	$128,333,176

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statement of Cash Flows

Year Ended December 31, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(41,482,434)	$(16,316,132)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	200,665,315	86,398,282
Purchases of long-term investments	(95,813,539)	(39,082,036)
Net proceeds from sales (purchases) of short-term securities	15,318,409	(1,127,693)
Amortization of premium and accretion of discount on investments and other fees	185,797	(118,529)
Paid-in-kind income	(70,376)	(30,267)
Premiums paid on closing options written	(511,405)	(206,819)
Premiums received from options written	488,635	194,753
Net realized loss on investments and options written	34,793,106	13,810,405
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	23,612,160	9,322,150
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(35,039)	(15,105)
From the Manager	1,797	—
Interest — unaffiliated	1,070,947	406,533
Variation margin on futures contracts	(271,602)	(61,834)
Variation margin on centrally cleared swaps	37,057	14,868
Swap premiums paid	652	(536)
Prepaid expenses	892	363
Increase (Decrease) in Liabilities
Due to broker	310,000	66,969
Payables
Accounting services fees	(4,803)	(2,073)
Custodian fees	(8,012)	918
Interest expense	(179,228)	(73,830)
Investment advisory fees	(186,321)	(94,973)
Trustees’ and Officer’s fees	(920)	(352)
Other accrued expenses	(9,261)	(267)
Professional fees	9,650	13,053
Distribution fees	—	(8,678)
Transfer agent fees	10,716	(3,053)
Variation margin on futures contracts	90,299	35,484
Variation margin on centrally cleared swaps	37,814	6,468
Swap premiums received	(1,119,167)	581,635
Other liabilities	(38,893)	—

Net cash provided by operating activities	136,902,246	53,709,704

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(18,084,714)	(3,908,506)
Net payments on redemption of capital shares including change in redemptions payable	(42,632,881)	(21,147,382)
Proceeds from issuance of capital shares	—	(133,655)
Net borrowing of reverse repurchase agreements	(79,137,369)	(29,720,687)

Net cash used for financing activities	(139,854,964)	(54,910,230)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	2,686	1,106

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows  (continued)

Year Ended December 31, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(2,950,032)	$(1,199,420)
Restricted and unrestricted cash and foreign currency at beginning of year	9,541,224	3,544,548

Restricted and unrestricted cash and foreign currency at end of year	$6,591,192	$2,345,128

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$793,528	$546,040

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$2,558,006	$4,364,460

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$3,986	$63,453
Cash pledged
Collateral — OTC derivatives	2,672,000	700,000
Futures contracts	1,016,000	392,000
Centrally cleared swaps	2,209,000	876,000
Foreign currency at value	690,206	263,675
Due from broker	—	50,000

	$6,591,192	$2,345,128

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 02/23/18(a) to 12/31/18

Net asset value, beginning of period	$84.34	$87.75	$98.42	$90.55	$100.00

Net investment income(b)	3.82	5.09	5.41	5.99	4.29
Net realized and unrealized gain (loss)	(15.41)	(2.06)	(8.93)	9.38	(8.11)

Net increase (decrease) from investment operations	(11.59)	3.03	(3.52)	15.37	(3.82)

Distributions(c)
From net investment income	(5.74)	(6.44)	(5.86)	(7.32)	(4.19)
From net realized gain	—	—	—	(0.18)	(1.44)
Return of capital	(0.34)	—	(1.29)	—	—
Total distributions	(6.08)	(6.44)	(7.15)	(7.50)	(5.63)

Net asset value, end of period	$66.67	$84.34	$87.75	$98.42	$90.55

Total Return(d)
Based on net asset value	(13.82)%	3.40%	(2.50)%	17.35%	(3.95	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	1.89%	1.93%	2.29%	2.67%	1.78	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.88%	1.92%	2.28%	2.67%	1.77	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.64%	1.76%	1.83%	1.75%	1.50	%(h)

Net investment income	5.20%	5.77%	6.42%	6.20%	5.23	%(h)

Supplemental Data
Net assets, end of period (000)	$214,384	$316,584	$360,351	$430,922	$421,764

Borrowings outstanding, end of period (000)	$2,220	$81,697	$106,756	$160,085	$117,177

Portfolio turnover rate(j)	38%	34%	31%	47%	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.78%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 02/23/18(a) to 12/31/18
Portfolio turnover rate (excluding MDRs)	36%	34%	31%	47%	57%

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust II
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 04/16/19(a) to 12/31/19

Net asset value, beginning of period	$87.63	$90.65	$101.48	$100.00

Net investment income(b)	4.28	4.68	4.68	3.07
Net realized and unrealized gain (loss)	(15.98)	(1.39)	(8.31)	2.84

Net increase (decrease) from investment operations	(11.70)	3.29	(3.63)	5.91

Distributions(c)
From net investment income	(6.31)	(6.24)	(5.13)	(3.69)
From net realized gain	—	—	—	(0.18)
Return of capital	—	(0.07)	(2.07)	(0.56)

Total distributions	(6.31)	(6.31)	(7.20)	(4.43)

Net asset value, end of period	$69.62	$87.63	$90.65	$101.48

Total Return(d)
Based on net asset value	(13.37)%	3.61%	(2.45)%	5.99	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.61%	2.36%	2.63%	2.07	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.27%	2.34%	2.60%	2.04	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.80%	2.13%	2.11%	1.77	%(g)

Net investment income	5.60%	5.11%	5.41%	4.30	%(g)

Supplemental Data
Net assets, end of period (000)	$86,961	$128,333	$142,156	$160,697

Borrowings outstanding, end of period (000)	$14,955	$44,417	$48,543	$55,798

Portfolio turnover rate(i)	34%	39%	39%	29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.09%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 04/16/19(a) to 12/31/19
Portfolio turnover rate (excluding MDRs)	32%	39%	39%	29%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Diversified
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Diversified*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

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Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

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Notes to Financial Statements  (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from

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Notes to Financial Statements  (continued)

the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate
MSO	$45,235,690	1.36%
MSO2	30,489,101	1.55

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trusts’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
MSO
Barclays Capital, Inc.	$(611,430)	$611,430	$—	$—
BNP Paribas S.A.	(692,239)	692,239	—	—
Nomura Securities International, Inc.	(916,516)	916,516	—	—

	$(2,220,185)	$2,220,185	$—	$—

(a)

Collateral, if any, with a value of $2,412,521 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
MSO2
Barclays Capital, Inc.	$(1,924,532)	$1,924,532	$—	$—
BNP Paribas S.A.	(1,460,658)	1,460,658	—	—
Credit Suisse Securities (USA) LLC	(202,915)	202,915	—	—
RBC Capital Markets LLC	(8,254,121)	8,254,121	—	—
TD Securities (USA) LLC	(3,112,415)	3,112,415	—	—

	$(14,954,641)	$14,954,641	$—	$—

(a)

Collateral, if any, with a value of $17,400,407 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

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Notes to Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

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Notes to Financial Statements  (continued)

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Service and Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

Expense Waivers: With respect to MSO2, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.25% of the Trust’s average daily managed assets, plus the proceeds of any outstanding borrowings used for leverage. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended December 31, 2022, the Manager waived $332,325 pursuant to this agreement.

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MSO	$9,178
MSO2	3,008

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MSO	$24,525
MSO2	11,729

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
MSO	$416,405	$2,900,024	$(651,542)
MSO2	103,287	1,443,699	(222,774)

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
MSO	$106,825,978	$204,934,504
MSO2	42,424,868	86,119,115

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales
MSO	$6,407,126	$6,408,635
MSO2	2,173,626	2,174,138

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
MSO2	$23,722	$(23,722)

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/22	Year Ended 12/31/21
MSO
Ordinary income	$19,467,423	$24,880,519
Return of capital	1,175,297	—

	$20,642,720	$24,880,519

MSO2
Ordinary income	$8,272,966	$9,296,750
Return of capital	—	108,369

	$8,272,966	$9,405,119

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total
MSO	$(70,737,501)	$(41,682,545)	$(2,104,730)	$ (114,524,776)
MSO2	(25,122,082)	(13,316,548)	(736,201)	(39,174,831)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the accrual of income on securities in default, the classification of investments, and amortization methods for premiums on fixed income securities.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements  (continued)

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSO	$264,516,642	$2,380,856	$(43,919,455)	$(41,538,599)
MSO2	116,778,653	1,255,645	(14,529,889)	(13,274,244)

9.	BANK BORROWINGS

Each Trust is a party to an existing 364-day, $2.50 billion credit agreement with a group of lenders, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”). Under this agreement, the Trusts may borrow to fund shareholder tender offers. Excluding commitments designated for certain individual funds, the Participating Funds, including the Trusts, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. During the year ended December 31, 2022, the Trusts did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

MSO will terminate at the close of business on February 22, 2024; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. MSO2 will terminate at the close of business on February 28, 2025; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. Each Trust is not a target term fund and thus does not seek to return its initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because each Trust does not list its common shares on any securities exchange, an investment in the Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trusts could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trusts may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet their obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting each Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid

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Notes to Financial Statements  (continued)

investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

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Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

With respect to MSO, for the year ended December 31, 2022, common shares issued and outstanding had a net decrease of 538,147 as a result of 36,569 shares issued from dividend reinvestment and 574,716 shares repurchased in tender offers. For the period ended December 31, 2021, common shares issued and outstanding had a net decrease of 352,700 as a result of 44,414 shares issued from dividend reinvestment and 397,114 shares repurchased in tender offers.

With respect to MSO2, for the year ended December 31, 2022, common shares issued and outstanding had a net decrease of 215,557 as a result of 60,347 shares issued from dividend reinvestment and 275,904 shares repurchased in tender offers. For the period ended December 31, 2021, common shares issued and outstanding had a net decrease of 103,615 as a result of 49,167 shares issued from dividend reinvestment and 152,782 shares repurchased in tender offers.

Each Trust intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, each Trust repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that a Trust conduct tender offers.

Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

With respect to MSO, tender offers for the year ended December 31, 2022 were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 7, 2022	February 7, 2022	149,010	4.0%	149,010	4.0%	$82.1200	$12,236,702
April 8, 2022	May 9, 2022	225,663	6.2	180,702	5.0	74.6900	13,496,632
July 8, 2022	August 9, 2022	116,018	3.4	116,018	3.4	71.6300	8,310,369
October 7, 2022	November 8, 2022	128,986	3.9	128,986	3.9	66.5900	8,589,178

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 8, 2021	February 8, 2021	164,362	4.0%	102,661	2.5%	$89.1600	$9,153,256
April 9, 2021	May 10, 2021	155,811	3.9	100,379	2.5	89.6500	8,998,977
July 9, 2021	August 25, 2021	131,180	3.4	98,133	2.5	89.4600	8,778,977
October 8, 2021	November 9, 2021	109,042	2.9	95,941	2.5	86.1500	8,265,317

(a)	Date the tender offer period began.

With respect to MSO2, tender offers for the year ended December 31, 2022 were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 7, 2022	February 7, 2022	195,090	13.3%	73,217	5.0%	$85.2000	$6,238,115
April 8, 2022	May 9, 2022	169,160	12.0	70,252	5.0	77.7400	5,461,395
July 8, 2022	August 9, 2022	121,244	9.0	67,509	5.0	74.1000	5,002,393
October 7, 2022	November 8, 2022	68,843	5.3	64,926	5.0	68.4700	4,445,479

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 8, 2021	February 8, 2021	262,893	16.8%	39,197	2.5%	$91.9500	$3,604,198
April 9, 2021	May 10, 2021	217,341	14.1	38,513	2.5	92.6100	3,566,673
July 9, 2021	August 25, 2021	205,045	13.5	37,851	2.5	92.3200	3,494,425
October 8, 2021	November 9, 2021	191,535	12.9	37,221	2.5	89.3600	3,326,034

(a)	Date the tender offer period began.

Tendered share amounts are shown as repurchase of shares resulting from tender offers in the Statements of Changes in Net Assets.

As of December 31, 2022, BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,333 shares of MSO2.

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Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

MSO and MSO2 each commenced a quarterly tender offer on January 9, 2023 for up to 5% of its issued and outstanding common shares. The expiration date of each tender offer is February 8, 2023, unless otherwise extended.

The results of MSO’s tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 9, 2023	February 8, 2023	120,766	3.8%	120,766	3.8%	$68.9900	$8,331,646

(a)	Date the tender offer period began.

The results of MSO2’s tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 9, 2023	February 8, 2023	52,630	4.2%	52,630	4.2%	$72.1300	$3,796,234

(a)	Date the tender offer period began.

As a result of MSO2’s tender offer that was completed on February 8, 2023, MSO2 shares are held by fewer than 500 persons. As a result, MSO2 will not be treated as a “publicly offered regulated investment company” for the taxable year ending December 31, 2023. Refer to Additional Information section for further information.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II (the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Multi-Sector Opportunities Trust	For each of the four years in the period ended December 31, 2022 and for the period from February 23, 2018 (commencement of operations) through December 31, 2018
BlackRock Multi-Sector Opportunities Trust II	For the three years in the period ended December 31, 2022 and for the period from April 16, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Trust Name	Qualified Dividend Income

MSO	$737,606
MSO2	340,582

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Trust Name	Interest Dividends

MSO	$14,199,402
MSO2	6,043,399

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Trust Name	Interest Related Dividends

MSO	$6,538,401
MSO2	3,225,535

I M P O R T A N T T A X I N F O R M A T I O N	69

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2021.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective April 16, 2022, BlackRock Multi-Sector Opportunities Trust II’s (MSO II) classification changed from non-diversified to diversified.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Multi-Sector Opportunities Trust (MSO)

The Trust’s investment objective is to seek to provide high income and total return. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

In accordance with the Trust’s Agreement and Declaration of Trust, the Trust will terminate at the close of business on February 22, 2024, the sixth anniversary of the Trust’s initial public offering (the “Termination Date”). The Board may terminate the Trust, without shareholder approval, prior to the Termination Date. The Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025, the seventh anniversary of the Trust’s initial public offering, which date shall then become the Termination Date.

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt, whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities and leases, collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs, as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. BlackRock Advisors, LLC (the “Manager”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (collectively with BIL and the Manager, the “Advisors”) have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than five years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisors currently anticipate allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

The Trust intends to limit investments in illiquid securities in the opportunistic portion of its portfolio if, immediately after the investment, the expected aggregate cash flows (e.g., interest and principal) representing the dollar amount (i.e., original capital) invested in such illiquid securities that would be paid beyond the seventh anniversary of the Trust’s initial public offering, as projected by the Manager, would exceed 5% of the Trust’s total assets; provided, however, the Manager may exceed this amount if approved by a majority of the Board (or a designated committee of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust). To this end, at the time of making any illiquid investment in the opportunistic portion of the Trust’s portfolio, the Manager will consider the then projected timing and amounts of cash flows anticipated by the Manager to be received by the Trust from such illiquid investment. There is no guarantee, however, that a shareholder’s investment in the Trust will not lose money or that the Trust will not return less over the life of the Trust than such shareholders initial investment. In addition, the Manager’s cash flow projections will depend on modeling, estimates and judgments made by the Manager at the time of investment, concerning a number of factors that are

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

not possible to precisely predict. In the event that any of these models, estimates or judgments turn out to be incorrect, the timing and amount of anticipated cash flows to the Trust may be substantially different from the Manager’s projections at the time of investment. Further, a substantial and unexpected increase in market interest rates or a decline in economic conditions, as well as other factors, may materially adversely affect the accuracy of these projections. There is no limit on the maturity or duration of securities in which the Trust may invest. There is always the risk that substantial portions of Trust assets will not be available for distribution on or before the seventh anniversary of the Trust’s public offering, if at all.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc., S&P Global Ratings or Fitch Ratings, Inc. or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

If the Manager determines it to be appropriate or necessary, the Trust may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the 1940 Act and will not be subject to the investor protections of the 1940 Act. The Subsidiaries will be advised or managed by the Manager and have the same investment objective as the Trust. The Manager, however, will not receive an additional management fee for any services provided to any Subsidiary. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated herein, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

Leverage

The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Trust may enter into dollar roll transactions.

The Trust, along with certain other funds managed by the Manager and its affiliates, is party to a credit agreement under which it may borrow to fund shareholder tender offers. The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Multi-Sector Opportunities Trust II (MSO II)

The Trust’s investment objective is to seek to provide high income and total return. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

In accordance with the Trust’s Agreement and Declaration, the Trust will terminate at the close of business on February 28, 2025 (the “Termination Date”). The Board may terminate the Trust, without shareholder approval, prior to the Termination Date. The Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026, which date shall then become the Termination Date.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	71

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt, whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities and leases, collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs, as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. BlackRock Advisors, LLC (the “Manager”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (collectively with BIL and the Manager, the “Advisors”) have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than five years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisors currently anticipate allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

There is no guarantee that a shareholder’s investment in the Trust will not lose money or that the Trust will not return less over the life of the Trust than such shareholders initial investment. There is no limit on the maturity or duration of securities in which the Trust may invest. There is always the risk that substantial portions of Trust assets will not be available for distribution on or before the seventh anniversary of the public offering, if at all.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc., S&P Global Ratings or Fitch Ratings, Inc. or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

If the Manager determines it to be appropriate or necessary, the Trust may form one or more wholly owned subsidiaries in one or more jurisdictions (each a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and will not be subject to the investor protections of the 1940 Act. The Subsidiaries will be advised or managed by the Manager and have the same investment objective as the Trust. The Manager, however, will not receive an additional management fee for any services provided to any

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

Subsidiary. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”), subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated herein, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

Leverage

The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Trust may enter into dollar roll transactions.

The Trust, along with certain other funds managed by the Manager and its affiliates, is party to a credit agreement under which it may borrow to fund shareholder tender offers. The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.

Limited Term Risk: The Trust will terminate in accordance with its Agreement and Declaration of Trust. The Trust is not a target term fund and thus does not seek to return its purchase price of $100.00 per common share upon termination. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches its applicable Termination Date, the Manager may begin liquidating all or a portion of the Trust’s portfolio through opportunistic sales. During this time, the portfolio composition of the Trust may change and the Trust may not achieve its investment objective, comply with the investment guidelines or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the Trust’s assets returned to common shareholders upon termination will be impacted by decisions of the Board and the Trust’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Termination Date, or any other potential target date for liquidating, and distributed the proceeds thereof to common shareholders.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. The Manager currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments prior to winding down. Although the Manager anticipates that these less liquid investments will have a weighted average life of three to five years, the Trust may hold assets with a weighted average life longer than five years. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Investment Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Illiquidity of Common Shares: The Trust is designed for long-term investors and not as a trading vehicle. An investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The common shares are appropriate only for investors who are seeking an investment in less liquid portfolio

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investments within an illiquid fund. An investment in common shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, the common shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Trust does not intend to list the common shares for trading on any securities exchange, and the Trust does not expect any secondary market to develop for the common shares in the foreseeable future. The net asset value of the common shares may be volatile and the Trust’s use of leverage will increase this volatility. As the common shares are not traded, investors may not be able to dispose of their investment in the Trust no matter how the Trust performs.

Tender Offer Risk: The Trust intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of the Board. If the Board elects to conduct a tender offer, the Trust will offer to repurchase outstanding common shares at the Trust’s net asset value per common share or a percentage of the Trust’s net asset value per common share on the last day of the offer. In any given quarter, the Manager may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Manager does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Manager and/or Board believe that conducting a tender offer for 5% or less of the common shares then outstanding would impose an undue burden on common shareholders who do not tender compared to the benefits of giving common shareholders the opportunity to sell all or a portion of their common shares at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 5% of the common shares then outstanding. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust. If a tender offer is not made during the life of the Trust, common shareholders may not be able to sell their common shares until the Trust terminates, as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, common shareholders may be able to sell their common shares only at substantial discounts from net asset value.

If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase common shares that are tendered, which may increase risks for remaining common shareholders and increase Trust expenses as a percent of assets. The Trust may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of common shares pursuant to any tender offers. There can be no assurance, however, that the Trust will be able to obtain such financing for tender offers if it attempts to do so. The use of borrowings to finance the repurchase of common shares will further increase the Trust’s expenses borne by shareholders of the Trust, in addition to the increase in pro rata expenses that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Trust is designed primarily for long-term investors and an investment in the common shares should be considered illiquid. While the Trust intends to conduct quarterly tender offers, the Trust is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Trust to redeem their common shares.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%.

(Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

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Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Merger or Other Event Driven Arbitrage Strategies: The Trust may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Advisors will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer or target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Trust may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which Trust may invest, there is potential risk of loss by the Trust of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Trust’s ability to respond to market movements may be impaired and consequently the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Trust may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring of such companies and may, at times, require active participation by the Trust (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Trust’s ability to trade in the securities of such companies. It may also prevent the Trust from focusing on matters relating to other existing investments or potential future investments of the Trust. In addition, as a result of its activities, the Trust may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Trust has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Trust, and thus may be obligated at times to act in a manner that is adverse to the Trust’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of the Trust.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

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Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

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Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

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Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

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Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

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Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

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Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

Direct Lending Risk: The Trust may make direct loans and engage in direct lending. This practice involves certain risks. If a loan is foreclosed, the Trust could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Trust may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Trust may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Trust’s interests will be adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Trust’s rights.

Whole Loan Mortgages Risk: The Trust directly or indirectly may invest in whole loan mortgages. Unlike mortgage-backed securities, whole loan mortgages generally are not government guaranteed or privately insured, though in some cases they may benefit from private mortgage insurance. A whole loan mortgage is directly exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying property, the creditworthiness and financial position of the borrower, and the priority and

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enforceability of the lien are each of great importance. Whether or not the Advisors or their affiliates have participated in the negotiation of the terms of any such mortgages, there can be no assurance as to the adequacy of the protection of the terms of the loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, claims may be asserted that might interfere with enforcement of the rights of the Trust. In the event of a foreclosure, the Trust may assume direct ownership of the underlying real estate. The liquidation proceeds upon sale of such real estate may not be sufficient to recover the Trust’s cost basis in the loan, resulting in a loss to the Trust. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Whole loan mortgages have risks above and beyond those discussed above. For example, whole loan mortgages are subject to “special hazard” risk (property damage caused by hazards, such as earthquakes or environmental hazards, not covered by standard property insurance policies) and to bankruptcy risk (reduction in a borrower’s mortgage debt by a bankruptcy court). In addition, claims may be assessed against the Trust on account of its position as mortgage holder or property owner, including responsibility for tax payments, environmental hazards and other liabilities.

Mortgage Servicing Rights Risk: MSRs are the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. Investing in MSRs will subject the Trust to numerous additional risks. MSR’s performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Any deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs held by the Trust or require the Trust to make advances in respect of such delinquencies or defaults that may not be recovered.

Real Estate-Related Securities Risk: The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Trust’s real estate-related investments are concentrated in one geographic area or in one property type, the Trust will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Trust buys will not necessarily track the value of the underlying investments of the issuers of such securities.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

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The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Tax Characterization Risk: The Trust intends to employ an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments. The amount of taxable income and the tax character of income derived from these types of investments may not be determined at the time of a distribution from the Trust and may be recharacterized on the IRS Form 1099 sent to shareholders, and any increase in the amount of taxable income recognized from these transactions over the amount initially anticipated by the Trust could, among other things, increase the portion of Trust distributions that are taxable to investors as ordinary dividend income and cause the Trust to be subject to excise taxes on undistributed taxable income. Additionally, to the extent the Trust’s investments are held in a liquidating trust following the Trust’s termination, shareholder distributions paid out of the liquidating trust may be reported on a Grantor Information Statement.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, an Advisor may, after assessing their credit quality, internally assign ratings to those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objective will be more dependent on an Advisor’s credit analysis than would be the case when the Trust invests in rated securities.

Debtor-In-Possession (“DIP”) Financing Risk: The Trust’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Trust’s only recourse will be against the property securing the DIP financing.

Special Commercial and Residential Mortgage Loan Risks: The Trust directly or indirectly may invest in performing, sub-performing and non-performing mortgage loans. Such investments would subject the Trust to the risks of commercial and residential real estate and real estate-related investments. These risks include, among others: (i) continued declines in the value of commercial and residential real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds for borrowers to refinance or sell their property; (iv) overbuilding; (v) the general deterioration of the borrower’s ability to keep a rehabilitated sub-performing or non-performing mortgage loan current; (vi) increases in property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) fluctuations in interest rates; and (xiii) fraud by borrowers, originators and/or sellers of mortgage loans. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, the Trust may be subject to certain of the foregoing risks to a greater extent. Additionally, the Trust may be required to foreclose distressed mortgage loans and such actions would subject the Trust to greater concentration of the risks of the commercial and residential real estate markets and risks related to the ownership and management of real property.

The mortgage loans and loan portfolios to which the Trust may have direct or indirect exposure generally will have been originated by third parties. There is a risk that the underlying mortgage loan documentation and calculations of outstanding principal, interest, late fees and other amounts will be deficient and/or inaccurate and that the Trust will not detect such deficiencies and inaccuracies prior to gaining such economic exposure. Accordingly, such loans or loan portfolios may be compromised, reducing the value of any investment therein by the Trust.

Risk of Decline in Value of Real Estate Collateral: The value of the real estate that underlies mortgage loans is subject to market conditions. Changes in the real estate market may adversely affect the value of the collateral and thereby lower the value to be derived from a liquidation. In addition, adverse changes in the real estate market increase the risk of default, as the incentive of the borrower to retain and protect equity in the property declines. Furthermore, many of the properties that may secure loans to which the Trust has direct or indirect economic exposure may be suffering varying degrees of financial distress or may be located in economically distressed areas. During the financial crisis of 2007-2009, there was a substantial decline in the value of housing in many markets in the United States. It is possible that real estate values could again decline for a substantial period. Loans to which the Trust may have direct or indirect economic exposure may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the borrower is unable to meet debt service payments), the borrower falls upon financial distress (such as from job loss or income reduction, or the reset of interest rates on the mortgage itself, which reduces the borrower’s ability to pay) or the property is in a market which has suffered a decline in home prices (and therefore, a borrower has a reduced willingness to pay). Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments and a substantial write-down of the principal of the loan. However, even if such restructuring were successfully accomplished, a risk exists that the borrower will not be able or willing to maintain the restructured payments or refinance the restructured mortgage upon maturity.

It is possible that the Trust may find it necessary or desirable to foreclose on some of the loans it acquires. The foreclosure process may be lengthy and expensive. Borrowers may resist mortgage foreclosure actions by asserting numerous claims, counterclaims and defenses against the Trust, including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action and force the lender into a modification of the loan or a favorable buy-out of the borrower’s position. In some states, foreclosure actions can sometimes take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process. Foreclosure may create a negative public image of the mortgaged property and may result in a diminution of value.

The default rate for residential mortgage rates may increase due in large part to borrowers’ inability or unwillingness to carry the mortgage loan on a current basis, increased mortgage loan carrying costs resulting from resets of adjustable rate mortgages and increases in taxes and insurance, the inability of borrowers to refinance mortgage loans and general factors that reduce the ability of the borrower to pay its mortgage loan obligations, including loss of employment, increased cost of living and unexpected significant bills such as healthcare-related expenses. Lenders may exercise their foreclosure rights that will further decrease the value of the residential real estate as foreclosure sales are often at lower prices than sales in the ordinary course. Such conditions could further decrease the value of the residential real estate. The Trust could face increased default

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

rates on sub-performing and non-performing mortgage loans to which it has direct or indirect economic exposure, including loans that were modified with the expectation that they would be re-performing loans.

Environmental Hazards: Under applicable environmental laws, owners of property may be liable for the cleanup and removal of hazardous substances even where the owner was not responsible for placing the hazardous substances on the property or where the property was contaminated prior to the time the owner took title. The kinds of hazardous substances for which liability may be incurred include, among others, chemicals and other materials commonly used by small businesses and manufacturing operations. The costs of removal and clean-up of hazardous substances and wastes can be extremely expensive and, in some cases, can exceed the value of a property. If any property acquired by the Trust through foreclosure or otherwise subsequently were found to have an environmental problem, the Trust could incur substantial costs and suffer a complete loss of its investment in such property as well as of other assets. Similarly, real estate is subject to loss due to so-called “special hazards” (e.g., floods, earthquakes and hurricanes). It may be impractical or impossible to fully insure against such events and, should such an event occur, the Trust could incur substantial costs and suffer a complete loss of its investment in such property.

Mortgage-Related Issuers Risk: The Trust may invest in mortgage servicers, originators and other mortgage-related issuers, including acquiring all or substantially all of the equity of a mortgage origination business. There can be no assurance that any such investments will be made or, if made, that they will be profitable.

Because investments in mortgage-related issuers are relatively illiquid, the Trust’s ability to promptly sell one or more related investments in response to changing economic, financial and investment conditions is limited. The mortgage and real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates and other factors, including supply and demand, that are beyond the Trust’s control. The Trust cannot predict whether it will be able to sell any investment in a mortgage-related issuer, including a mortgage originator or servicer, for the price or on the terms set by the Trust or whether any price or other terms offered by a prospective purchaser would be acceptable to the Trust. The Trust also cannot predict the length of time needed to find a willing and suitable purchaser.

Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Collateralized Debt Obligations Risk: In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Pay-in-Kind Bonds Risk: Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Senior Loans Risk: There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Second Lien Loans Risk: Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Bank Loan Risk: The market for bank loans may lack liquidity and the Trust may have difficulty selling them. These investments expose the Trust to the credit risk of both the financial institution and the underlying borrower.

Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Investment Style Risk: Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Structured Notes Risk: Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

U.S. Government Mortgage-Related Securities Risk: There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. These investment companies and ETFs will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Subsidiary Risk: By investing in any Subsidiary, the Trust will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Trust and will be subject to the same risks that apply to similar investments if held directly by the Trust. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted, will not be subject to all the investor protections of the 1940 Act. However, the Trust will wholly own and control any Subsidiary, and the Trust and any Subsidiary will each be managed by the Advisors and share the same portfolio management teams. The Trust’s Board will have oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiaries, and the Trust’s role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in the inability of the Trust and/or the Subsidiaries to operate as described and could adversely affect the Trust.

Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

With respect to MSO, unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “MSO Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Trust will be automatically reinvested by the MSO Reinvestment Plan Agent, as agent for shareholders in administering the Trust’s dividend reinvestment plan (the “MSO Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the MSO Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the MSO Reinvestment Plan and to receive all dividends in cash by contacting your broker/other financial intermediary or if your shares are held directly by the fund, by contacting the MSO Reinvestment Plan Agent, at the address set forth below. Participation in the MSO Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the MSO Reinvestment Plan Agent prior to the dividend record date. Additionally, the MSO Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

The MSO Reinvestment Plan Agent will open an account for each common shareholder under the MSO Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend payable in cash, non-participants in the MSO Reinvestment Plan will receive cash and participants in the MSO Reinvestment Plan will receive the equivalent in common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date.

The MSO Reinvestment Plan Agent maintains all shareholders’ accounts in the MSO Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each MSO Reinvestment Plan participant will be held by the MSO Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the MSO Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The MSO Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Trust reserves the right to amend or terminate the MSO Reinvestment Plan. There is no direct service charge to participants with regard to newly issued common shares in the MSO Reinvestment Plan; however, the Trust reserves the right to amend the MSO Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the MSO Reinvestment Plan will be sent to participants.

All correspondence concerning the MSO Reinvestment Plan should be directed to the MSO Reinvestment Plan Agent, through the internet at computershare.com/blackrock, or in writing to Computershare, P. O. Box 43006 Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the MSO Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton MA 02021.

Pursuant to the MSO2’s dividend reinvestment plan (the “MSO2 Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares of the Trust by BNY Mellon Investment Servicing (US) Inc. (the “MSO2 Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the MSO2 Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the MSO2 Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Trust common shares or if your Trust common shares are held directly by the Trust, by contacting the MSO2 Reinvestment Plan Agent, at the address set forth below. Participation in the MSO2 Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the MSO2 Reinvestment Plan Agent prior to the dividend record date. Additionally, the MSO2 Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Trust common shares for others who are the beneficial owners, the MSO2 Reinvestment Plan Agent will administer the MSO2 Reinvestment Plan on the basis of the number of Trust common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the MSO2 Reinvestment Plan. Shareholders whose Trust common shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the MSO2 Reinvestment Plan.

The number of newly issued Trust common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date; there is no sales or other charge for reinvestment.

The MSO2 Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The Trust reserves the right to amend or terminate the MSO2 Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Trust common shares in the MSO2 Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the MSO2 Reinvestment Plan should be directed to the MSO2 Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, P.O. Box 9819, Providence, RI 02940.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

Effective January 31, 2022, the Trusts’ portfolio managers are Rick Rieder, Amer Bisat, Ronald Redmond, and Jacob Caplain.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

Additional Information

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Trust for any particular quarter may be more or less than the amount of net investment income earned by a Trust during such quarter. The portion of distributions that exceeds a Trust current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

For the taxable year ended December 31, 2022 and all prior taxable years, MSO2 has been treated as a “publicly offered regulated investment company.” To be treated as a “publicly offered regulated investment company,” MSO2’s shares must, among other things, be held by or for at least 500 persons at all times during the taxable year. As of December 31, 2022, MSO2’s shares were held by 508 persons. This number could decrease below 500 persons in a taxable year following December 31, 2022 as a result of shareholders’ shares being repurchased in one or more quarterly tender offers.

The failure of MSO2 to be treated as a “publicly offered regulated investment company” in a given taxable year could have potential adverse tax consequences for U.S. shareholders that are individuals, trusts, estates, and certain other pass-through entities. In such situation, each affected shareholder will be treated as receiving a distribution equal to that shareholder’s allocable share of management fees and certain other expenses paid by MSO2 (“MSO2 Fees and Expenses”), but will not be able to take an offsetting deduction. MSO2 Fees and Expenses will be treated as miscellaneous itemized deductions, which are currently not deductible by such U.S. shareholders.

Investors should consult with their tax advisors regarding the potential individual tax consequences should MSO2 fail to be treated as a “publicly offered regulated investment company” in a given taxable year. Each U.S. shareholder’s share of MSO2 Fees and Expenses, if applicable, would be reported on a Form 1099-DIV.

To mitigate any potential economic impact should MSO2 fail to be treated as a “publicly offered regulated investment company”, effective January 1, 2022, BlackRock Advisors, LLC (the “Manager”) voluntarily agreed to waive its annual management fee rate by 0.25%, such that MSO2 will be subject to a net management fee at an annual rate of 1.00% of the average daily value of MSO2’s managed assets. The Manager may terminate this voluntary waiver at any time without notice. The fees waived under the voluntary management fee waiver are not subject to recoupment by the Manager.

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock, Inc. or its subsidiaries (“BlackRock”) has entered into an arrangement with Markit Indices Limited (“Markit”) related to derivative fixed-income products that are based on certain iShares exchange-traded funds (“ETFs”). Markit is the index provider for underlying fixed-income indexes used by such iShares ETFs. In connection with these derivative products, BlackRock will receive payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products. These payments may be based on the trading volumes of, or revenues generated by, such products. Each Trust may transact in such products where permitted by each Trust’s investment strategy. These transactions could contribute to the viability of such products, potentially leading to increased payments to BlackRock, greater liquidity for such products, increased purchases of the applicable iShares ETFs and increased assets under management for BlackRock.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	87

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.(a)

Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MSO.
(b)	For MSO2.

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNH	Chinese Yuan

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	89

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$64,974	$64,337	$0	$207	$22,000	$20,000	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$22,431	$20,207

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Amer Bisat, Managing Director at BlackRock, Rick Rieder, Managing Director at BlackRock, Ronald Redmond, Managing Director at BlackRock and Jacob Caplain, Managing Director at BlackRock. Messrs. Bisat, Rieder, Redmond and Caplain are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Bisat, Rieder, Redmond and Caplain have been members of the Fund’s portfolio management team since 2018.

Portfolio Manager	Biography
Amer Bisat	Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.
Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Ronald Redmond	Managing Director of BlackRock, Inc. since 2013; Managing Director of Deutsche Bank Securities from 2007 to 2012.
Jacob Caplain	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2019 to 2022; Vice President of BlackRock, Inc. from 2017 to 2018; Associate of BlackRock, Inc. from 2015 to 2016; Analyst of BlackRock, Inc. from 2012 to 2014.

(a)(2) As of December 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amer Bisat	6	20	141	0	0	0
	$1.19 Billion	$6.31 Billion	$9.75 Billion	$0	$0	$0
Rick Rieder	23	37	18	0	7	3
	$101.6 Billion	$38.48 Billion	$3.31 Billion	$0	$533.4 Million	$265.8 Million
Ronald Redmond	1	6	0	0	4	0
	$86.98 Million	$86.39 Million	$0	$0	$53.43 Million	$0
Jacob Caplain	2	3	3	0	1	1
	$86.98 Million	$595.1 Million	$2.57 Billion	$0	$145.2 Million	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bisat, Rieder, Redmond and Caplain may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bisat, Rieder, Redmond and Caplain may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Amer Bisat	A combination of market-based indices (e.g., EMBI Global Non-Diversified Index) and certain customized indices.
Rick Rieder Jacob Caplain	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Ronald Redmond	No Benchmarks.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Amer Bisat	$50,001 - $100,000
Rick Rieder	Over $1,000,000
Ronald Redmond	$100,001 - $500,000
Jacob Caplain	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 3 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust

Date: February 23, 2023